SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                            PROSPECTUSES OF THE FUND

                                 ----------------

                          DWS International Equity Fund



Deutsche Asset Management, Inc. (the "Advisor"), the advisor of the above-noted fund, is proposing the following fund merger as part of the Advisor's initiative to restructure and streamline the family of DWS funds. In the chart below, the Acquired Fund on the left is merging into the Acquiring Fund on the right.


--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS International Equity Fund             DWS International Fund
--------------------------------------------------------------------------------

Completion of the merger is subject to a number of conditions, including final approval by each fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held in 2007. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive: (i) a Proxy Statement/ Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger; (ii) a proxy card with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.








               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
October 13, 2006                                           Deutsche Bank Group

                  MARCH 1, 2006, AS REVISED OCTOBER 23, 2006


                                   PROSPECTUS

                                ----------------

                                    CLASS S



--------------------------------------------------------------------------------


                         DWS International Equity Fund
                 (formerly Scudder International Equity Fund)



As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

     How the Fund Works                      How to Invest in the Fund

       4  The Fund's Main Investment          24  How to Buy, Sell and Exchange
          Strategy                                Shares

       6  The Main Risks of Investing in      26  Policies You Should Know About
          the Fund
                                              37  Understanding Distributions
      11  The Fund's Performance History          and Taxes

      13  How Much Investors Pay

      14  Other Policies and Secondary
          Risks

      15  Who Manages and Oversees
          the Fund

      22  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                                    Class S

                                                  ticker symbol     BTEQX

                                                    fund number     820

DWS International Equity Fund
(formerly Scudder International Equity Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio manager has invested in emerging markets in the past, under normal market conditions he does not consider this a central element of the Portfolio's strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

The Portfolio invests for the long term. The portfolio manager employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers.

In evaluating stocks, the portfolio manager considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The portfolio manager further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio manager's investment process, as it does with many stock mutual funds. The portfolio manager tracks several thousand companies to arrive at between 80 to 100 stocks the Portfolio normally holds. But the portfolio manager's process brings an added dimension to this fundamental research. He draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio manager's investment process.



--------------------------------------------------------------------------------

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio's transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

The Portfolio may invest in various instruments commonly known as "derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio manager may use derivatives in circumstances when the portfolio manager believes the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

The Portfolio may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with the Portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Portfolio makes, and the Portfolio may not be able to get attractive prices for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Portfolio will decline in value. To minimize this risk, the portfolio manager monitors each of the stocks in the Portfolio according to three basic quantitative criteria. He subjects a stock to intensive review if:

o its rate of price appreciation begins to trail that of its national stock index;

o the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock's future earnings; or

o the stock's price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio manager seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in his view, it merely reflects investor overreaction to temporary circumstances.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager's estimate of its value. For the same reason, it may at times be difficult to value the Portfolio's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The Portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o  the derivative may not fully offset the underlying positions;

o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

o the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

o the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund's exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Portfolio has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the Portfolio underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares (formerly Investment Class shares) has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Equity Fund

Annual Total Returns (%) as of 12/31 each year -- Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1996       21.32
1997       17.37
1998       20.82
1999       32.22
2000      -20.18
2001      -25.39
2002      -17.17
2003       30.14
2004       15.43
2005       15.52

2006 Total Return as of September 30: 12.72%
Best Quarter: 32.05%, Q4 1999           Worst Quarter: -19.31%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                         1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
   Return before Taxes                   15.52           1.41          6.89
--------------------------------------------------------------------------------
   Return after Taxes on Distributions   15.33           1.48          6.72
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares               10.59           1.37          6.04
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)                 13.54           4.55          5.84
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.





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The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

Class S has no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly. The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than 30
days (as % of redemption proceeds)(1)                            2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets(2)
--------------------------------------------------------------------------------
Management Fee                                                   0.65%
--------------------------------------------------------------------------------
Distribution/Serivce (12b-1) Fees                                 None
--------------------------------------------------------------------------------
Other Expenses                                                    1.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses(3)                                1.76
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(2) Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.

(3) The advisor and the administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. The waiver will be extended until the fund is acquired by DWS International Fund which is expected to occur in 2007.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class S                   $179           $554          $954          $2,073
--------------------------------------------------------------------------------

Other Policies and Secondary Risks
While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

Other policies

o The fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

o As a temporary defensive measure, the Portfolio could shift up to 100% of assets into investments such as fixed income securities, money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but while engaged in a temporary defensive position, the Portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

o The Portfolio's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the Portfolio has a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the Portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund's Trustees to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

The investment advisor

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, acts as investment advisor for the Portfolio. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc. receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees, after fee waivers, was 0.50% of the fund's average daily net assets.

The fund's shareholder report for the year ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

Portfolio manager

The Portfolio is managed by a team of investment professionals who collaborate to implement the Portfolio's and the fund's investment strategy. The team is led by a portfolio manager who is responsible for developing the Portfolio's investment strategy. The portfolio manager has authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following portfolio manager handles the day-to-day management of the
Portfolio:

             Matthias Knerr, CFA
             Director, Deutsche Asset
             Management and Portfolio Manager
             of the fund.
             o   Joined Deutsche Asset
                 Management in 1995 and the
                 fund in 2004.
             o   Portfolio manager for
                 International Equities.
             o   BS, Pennsylvania State
                 University.

The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

     $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS International Equity Fund -- Class S
(formerly Investment Class)

----------------------------------------------------------------------------------
 Years Ended October 31,                    2005    2004    2003    2002    2001
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period      $20.54    $18.72  $15.63  $18.14  $25.55
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)               .25(a)    .11(a)  .14(a)  .06(a)   .08
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions         4.10      2.08    2.96   (2.56)  (7.28)
----------------------------------------------------------------------------------
  Total from investment operations          4.35      2.19    3.10   (2.50)  (7.20)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.05)     (.37)   (.01)   (.01)     --
----------------------------------------------------------------------------------
  Net realized gains                          --        --      --      --    (.21)
----------------------------------------------------------------------------------
  Total distributions                       (.05)     (.37)   (.01)   (.01)   (.21)
----------------------------------------------------------------------------------
Redemption fees                              .00*       --      --      --      --
----------------------------------------------------------------------------------
Net asset value, end of period            $24.84    $20.54  $18.72  $15.63  $18.14
----------------------------------------------------------------------------------
Total Return (%)(b)                        21.14     11.80  19.85(c)(13.78) (28.38)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)      269        280     347     418     815
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses allocated
from the International Equity Portfolio (%) 1.76      1.76   1.72    1.69    1.68
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses allocated
from the International Equity Portfolio (%) 1.50      1.50   1.50    1.50    1.50
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)  1.10        .54    .86     .34     .24
----------------------------------------------------------------------------------
Portfolio turnover rate of the
International Equity Portfolio (%)           54         63    123     179     137
----------------------------------------------------------------------------------

(a)  Based on average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c) In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

*    Amount is less than $.005.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.


These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "DWS Scudder."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
Regular accounts:                         $50 or more for regular accounts and
                                          IRA accounts
$2,500 or more
                                          $50 or more with an Automatic
IRA accounts and Automatic                Investment Plan
Investment Plan:

$1,000 or more
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "DWS Scudder"
--------------------------------------------------------------------------------
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-728-3337 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check    a bank checking account, call
                                            1-800-728-3337
--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 33
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
--------------------------------------------------------------------------------
Using Automated Information Line

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
--------------------------------------------------------------------------------
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bank account of any amount
                                            between $50 and $250,000
--------------------------------------------------------------------------------
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

To reach us:   Web site: www.dws-scudder.com

               Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial institution.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the advisor and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.


--------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------
Call the Automated Information Line at 1-800-728-3337
--------------------------------------------------------------------

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses the may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Portfolio's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the Portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the Portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the Portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

The fund charges a short-term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 30 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $1,000 for shareholders with existing accounts prior to October 23, 2006 or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

----------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
----------------------------------------------------------------------
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
----------------------------------------------------------------------
Transaction involving fund shares

o gains from selling fund shares   o gains from selling fund shares
  held for more than one year        held for one year or less
----------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes if paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower tax rates to apply.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and Shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
PO Box 219669                100 F Street, N.E.       DWS Scudder Distributors,
Kansas City, MO 64121-9669   Washington, D.C.         Inc.
www.dws-scudder.com          20549-0102               222 South Riverside Plaza
1-800-728-3337               www.sec.gov              Chicago, IL 60606-5808
                             1-800-SEC-0330           1-800-621-1148





SEC File Number:

DWS Advisor Funds                  881-04760

     DWS International Equity Fund

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                  FEBRUARY 1, 2006, AS REVISED OCTOBER 23, 2006





                                    PROSPECTUS

                                 -----------------

                                     CLASS S



--------------------------------------------------------------------------------


                           DWS Short Duration Plus Fund
                (formerly Scudder Limited-Duration Plus Fund and
                 formerly Scudder PreservationPlus Income Fund)





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents
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     How the Fund Works                      How to Invest in the Fund

       4  The Fund's Main Investment          27  How to Buy, Sell and Exchange
          Strategy                                Shares

       8  The Main Risks of Investing         29  Policies You Should Know
          in the Fund                             About

      11  The Fund's Performance History      41  Understanding Distributions
                                                  and Taxes
      13  How Much Investors Pay

      14  Other Policies and Secondary
          Risks

      16  Who Manages and Oversees
          the Fund

      24  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

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                                                                         Class S

                                              ticker symbol              DBPIX

                                                fund number              822

DWS Short Duration Plus Fund

(formerly Scudder Limited-Duration Plus Fund and
formerly Scudder PreservationPlus Income Fund)
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The Fund's Main Investment Strategy

The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.

The fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The fund's net asset value per share fluctuates based on changes in the market value of the securities it holds. In an attempt to enhance return, the fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.

Fixed Income Securities. The fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by us to be of similar quality).

Fixed income securities in which the fund may invest include the following:

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the agency or instrumentality.

o US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

o US dollar-denominated asset-backed securities issued by domestic or foreign entities.

o Mortgage pass-through securities issued by governmental and non-governmental issuers.

o Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

o Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities.

o Short-term investments, including money market mutual funds. The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by us to be of similar quality.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

o    We allocate assets among a diversified group of issuers.

o We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by us to be of comparable quality.

o We normally target an average portfolio duration of no longer than three years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than rates of longer-term investments.

The fund gains exposure to high yield debt securities (commonly known as "junk bonds") by investing up to 10% of its assets in lower-rated securities rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by us to be of comparable quality).

High Yield Securities. The fund may invest in US dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds) including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. A portion of high yield securities purchased for the fund may consist of non-US dollar denominated, below investment-grade fixed income securities. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

Derivative Instruments. The fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

Other Investments. The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment process

The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

Through the global asset allocation investment strategy, the portfolio managers seek to enhance the fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. We take the investment views of Deutsche Asset Management's bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of bond and currency positions intended to generate returns for the fund that exceed those that could be achieved without the global asset allocation strategy, although there can be no guarantee that such result will be achieved. Because the global asset allocation strategy focuses on short- and medium-term market moves, the managers expect to change the fund's investment weightings frequently.

In implementing the global asset allocation strategy, the fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you receive from the fund, cause you to lose money or cause the fund's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Security Selection Risk. While the fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities in the fund's portfolio will decline in value.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for fund shares when you buy. If we underestimate their price, you may not receive the full market value for your fund shares when you sell.

Derivatives Risk. The fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance for the fund's Class S shares (formerly Investment Class shares) has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

As of December 31, 2005, the 30-day yield for Class S shares was 4.98%.

The 30-day yield is a measure of the income generated by the fund over a thirty-day period. This amount is then annualized, which means that we assume the fund generates the same income every month for a year.

The performance figures for Class S shares prior to October 23, 2006, are based on the expenses of the former Investment Class shares which were subject to higher gross total annual operating expenses. Investors should note that the fund's performance before November 17, 2004 was obtained while the fund had a different investment objective and different investment strategies, fees and expenses.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



DWS Short Duration Plus Fund

Annual Total Returns (%) as of 12/31 each year -- Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999      5.99
2000      6.74
2001      6.14
2001      5.01
2003      4.01
2004      6.53
2005      2.56


2006 Total Return as of September 30: 4.09%

For the periods included in the bar chart:
Best Quarter: 3.35%, Q4 2004              Worst Quarter: 0.16%, Q1 2005

* The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

Average Annual Total Returns (%) as of 12/31/2005


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                                       1 Year      5 Years    Since Inception*
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Class S
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   Return before Taxes                  2.56         4.84          5.28
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   Return after Taxes on                0.80         2.86          3.13
   Distributions
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   Return after Taxes on                1.38         2.89          3.15
   Distributions and Redemptions
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Index (reflects no deductions for       1.77         4.15          4.56
fees, expenses or taxes)
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Index: The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years.

The return for the year 2004 includes the effect of the conversion of the fund from a stable value fund to a short-term bond fund. In the absence of such conversion, the return would have been lower.

Since December 23, 1998. Index comparison begins December 31, 1998.

Total returns from inception through 2005 would have been lower if operating expenses hadn't been reduced.

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Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.




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The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

Class S has no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly. The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

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Fee Table
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Shareholder Fees, paid directly from your investment
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Redemption/Exchange fee on shares owned less than 15 days
(as % of redemption proceeds amount redeemed)(1)                      2.00%
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Annual Operating Expenses, deducted from fund assets
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Management Fee(2)                                                     0.59%
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Distribution/Service (12b-1) Fees                                     None
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Other Expenses(3)                                                     0.21
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Total Annual Operating Expenses(4)                                    0.80
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(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Restated on an annualized basis to reflect approved fee changes which took effect on July 1, 2006. Includes 0.10% administration fee.

(3) Restated on an annualized basis to reflect fee changes which took effect on July 1, 2006.

(4) The investment advisor and administrator have contractually agreed through September 30, 2007 to waive a portion of their fees and reimburse expenses so that total operating expenses will not exceed 0.86% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of the fund's Class S shares to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                  1 Year        3 Years        5 Years       10 Years
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Class S                    $82           $255           $444           $990
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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o The fund may trade securities actively. This could raise transaction costs (thus lowering return).

o The fund's objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Prior to January 13, 2006, the fund operated pursuant to a master/feeder structure under which the fund invested all of its assets in a master portfolio (the "Portfolio").

Secondary risks

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

Lower-Rated Securities. The fund may invest in debt securities rated in the fifth and sixth long-term ratings categories. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

In considering investments for the fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Fund

The investment advisor

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Pursuant to the master/feeder structure noted earlier in this prospectus, the Portfolio paid the following actual fee rate to DeAM, Inc. for investment advisory services in the last fiscal year as a percentage of average daily net assets. The fee rate was reduced on investments in affiliated funds and is net of waivers.

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Fund Name                                             Fee Paid
----------------------------------------------------------------------
Scudder Limited-Duration Plus Portfolio                0.43%
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In addition, under a separate administrative services agreement between the fund and Deutsche Investment Management Americas Inc. ("DeIM"), the fund pays DeIM for providing most of the fund's administrative services.

The fund's shareholder report for the year ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees' renewal of the investment management agreement (see "Shareholder reports" on the back cover).

On May 5, 2006, shareholders of the fund approved an amended and restated investment management agreement (the "Investment Management Agreement") with the Advisor. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the fund.

Effective July 1, 2006, the fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.500% of the fund's average daily net assets up to $500 million, 0.485% of the next $500 million, 0.470% of the next $1.0 billion and 0.455% thereafter.

The portfolio managers

The fund is managed by a team of investment professionals who each play an important role in the fund's management process. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

  William Chepolis, CFA                    Gary Sullivan, CFA
  Managing Director of Deutsche Asset      Director of Deutsche Asset
  Management and Portfolio Manager of      Management and Portfolio Manager
  the fund.                                of the fund.
  o   Joined Deutsche Asset Management     o   Joined Deutsche Asset Management
      in 1998 after 13 years of                in 1996 and the fund in 2006.
      experience as vice president and         Served as the head of the High
      portfolio manager for Norwest Bank       Yield group in Europe and as an
      where he managed the bank's fixed        Emerging Markets portfolio
      income and foreign exchange              manager.
      portfolios.                          o   Prior to that, four years at
  o   Portfolio Manager for Retail             Citicorp as a research analyst
      Mortgage Backed Securities: New          and structurer of collateralized
      York.                                    mortgage obligations. Prior to
  o   Joined the fund in 2002.                 Citicorp, served as an officer
  o   BIS, University of Minnesota.            in the US Army from 1988 to 1991.
                                           o   BS, United States Military
  Matthew F. MacDonald                         Academy (West Point); MBA, New
  Director of Deutsche Asset Management        York University, Stern School of
  and Portfolio Manager of the fund.           Business
  o   Joined Deutsche Asset Management
      and the fund in 2006 after 14        Robert Wang
      years of fixed income experience     Managing Director of Deutsche Asset
      at Bank of America Global            Management and Portfolio Manager of
      Structured Products and PPM          the fund.
      America, Inc., where he was          o   Joined Deutsche Asset Management
      portfolio manager for public fixed       in 1995 after 13 years of
      income, including MBS, ABS, CDOs         experience in fixed income
      and corporate bonds; earlier, as         trading at J.P. Morgan.
      an analyst for MBS, ABS and money    o   Senior portfolio manager for
      markets; and originally, at Duff &       global and tactical asset
      Phelps Credit Rating Company.            allocation portfolios, with a
  o   Portfolio Manager for Retail             focus on quantitative asset
      Mortgage Backed Securities: New          allocation, portfolio risk
      York.                                    control and derivatives trading
  o   BA, Harvard University; MBA,             management. Global Head of
      University of Chicago Graduate           Quantitative Strategies
      School of Business.                      portfolio management: New York.
                                           o   BS, University of Pennsylvania
                                               -- The Wharton School.
                                           o   Joined the fund in 2005.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

     DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

     $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

     Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. Investors should note that the fund's performance before November 17, 2004 was obtained while the fund had a different investment objective and different investment strategies, fees and expenses. The figures in the first part of the table are for a single Class S share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended September 30, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover). Information for the periods ended prior to September 30, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

DWS Short Duration Plus Fund -- Class S
(formerly Investment Class)


 Years Ended September 30,              2005(a)   2004     2003    2002    2001
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.00   $10.00    $10.00  $10.00  $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(b)               .33      .40       .42     .52     .62
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      .19(c)  (.00)***  (.01)     --      --
--------------------------------------------------------------------------------
  Total from investment operations       .52      .40       .41     .52     .62
--------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income                 (.34)    (.40)     (.41)   (.52)   (.62)
--------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                          (.25)    (.16)     (.04)     --      --
--------------------------------------------------------------------------------
  Reverse stock split(d)                  --      .16       .04      --      --
--------------------------------------------------------------------------------
  Total distributions                   (.59)    (.40)     (.41)   (.52)   (.62)
--------------------------------------------------------------------------------
Redemption fees                          .00*      --        --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.93   $10.00    $10.00  $10.00  $10.00
--------------------------------------------------------------------------------
Total Return (%)(e)                     5.28     4.12      4.13    5.33    6.38
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   518    1,584     1,513     573      10
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions, including expenses
allocated from Scudder Limited-Duration
Plus Portfolio (%)                      1.38     1.50      1.50    1.57    3.00
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions, including expenses
allocated from Scudder Limited-Duration
Plus Portfolio (%)                       .90     1.00      1.00    1.00    1.00
--------------------------------------------------------------------------------
Ratio of net investment income (%)      3.26     4.11      4.13    4.86    5.84
--------------------------------------------------------------------------------
Portfolio turnover rate of Scudder
Limited-Duration Plus Portfolio (%)      298(f)   120       244      62      13
--------------------------------------------------------------------------------

(a) Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

(b)  Based on average share outstanding during the period.

(c) Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

(d)  See Note D in Notes to Financial Statements in the fund's annual report.

(e)  Total return would have been lower had certain expenses not been reduced.

(f) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

*    Amount is less than $.005 per share.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "DWS Scudder."

================================================================================
First investment                          Additional investments
================================================================================
Regular accounts:                         $50 or more for regular accounts and
                                          IRA accounts
$2,500 or more
                                          $50 or more with an Automatic
IRA accounts and Automatic                Investment Plan
Investment Plan:

$1,000 or more
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "DWS Scudder"
================================================================================
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By phone

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check    a bank checking account, call
                                            1-800-728-3337
================================================================================
Using QuickBuy

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================



--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 36
existing accounts
================================================================================
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
Using Automated Information Line

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
================================================================================
Using QuickSell

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bankaccount of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

To reach us:   Web site: www.dws-scudder.com

               Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial institution.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the advisor and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.


----------------------------------------------------------------------
For Class S shares
----------------------------------------------------------------------
Call the Automated Information Line at 1-800-728-3337
----------------------------------------------------------------------

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses the may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:


                  TOTAL ASSETS - TOTAL LIABILITIES        =  NAV
            --------------------------------------------
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

The fund charges a short-term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $1,000 for shareholders with existing accounts prior to October 23, 2006 or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o Income dividends: The fund declares dividends monthly and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

======================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
======================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
======================================================================
Transaction involving fund shares

o gains from selling fund shares o gains from selling fund shares held for more than one year held for one year or less
======================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes if paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower tax rates to apply.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive from the fund.

Backup Withholding. The fund may be required to withhold, for US federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's US federal income tax liability.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


DWS Scudder                  SEC                      Distributor
--------------------------------------------------------------------------------
PO Box 219669                100 F Street, N.E.       DWS Scudder Distributors,
Kansas City, MO 64121-9669   Washington, D.C.         Inc.
www.dws-scudder.com          20549-0102               222 South Riverside Plaza
1-800-728-3337               www.sec.gov              Chicago, IL 60606-5808
                             1-800-SEC-0330           1-800-621-1148




SEC File Number:

DWS Advisor Funds                  811-04760

     DWS Short Duration Plus Fund

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                   JUNE 30, 2006, AS REVISED OCTOBER 23, 2006





                                    PROSPECTUS





                                 -----------------

                                     CLASS S


--------------------------------------------------------------------------------


                          DWS Lifecycle Long Range Fund
                  (formerly Scudder Lifecycle Long Range Fund)





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                           ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

Contents
--------------------------------------------------------------------------------

 How the Fund Works                        How to Invest in the Fund

   4  The Fund's Main Investment            30  How to Buy, Sell and Exchange
      Strategy                                  Shares

   8  The Main Risks of Investing           32  Policies You Should Know
      in the Fund                               About

  12  The Fund's Performance History        44  Understanding Distributions
                                                and Taxes
  14  How Much Investors Pay

  15  Other Policies and Secondary
      Risks

  16  Who Manages and Oversees
      the Fund

  27  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                                     Class S

                                                    ticker symbol    BTILX
                                                    fund number      812



  DWS Lifecycle Long Range Fund
  (formerly Scudder Lifecycle Long Range Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks high total return with reduced risk over the long term.

In seeking the fund's objective, the investment advisor allocates the fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment advisor will generally allocate the largest portion of its assets to stocks, with smaller allocations to short-term instruments and bonds.

These are general guidelines. The fund's investment in each asset class fluctuates depending on the investment advisor's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the fund's goal. The fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

The currency portion of the fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.

Principal investments

Stocks. These securities include domestic and foreign equity securities of all types. The investment advisor seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size, located anywhere in the world.

Bonds. These securities include investment grade domestic and foreign fixed income securities. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality). The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable-rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

Short-Term Instruments. The short-term instruments in which the fund may invest include domestic and foreign securities, money market mutual funds and money market instruments. The investment advisor seeks to maximize return within this asset class by investing in securities that take advantage of differences in yields among instruments or issuers of currencies.

The fund may invest in:

o Short-term obligations of the US or foreign governments, their agencies and instrumentalities;

o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality);

o  Commercial paper;

o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances;

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and

o  Money market mutual funds.

At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality).

Derivatives. The fund invests in various instruments commonly known as "derivatives" to increase its exposure to an asset class. The fund primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class. The fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

The fund may invest up to 25% of its total assets in the currencies of any of the markets comprising the MSCI Developed Markets List (the "MSCI List").

Index Derivatives. The fund may invest up to 10% of its total assets in short positions of equity or fixed income futures of any of the markets which comprise the MSCI List, excluding the United States. The fund may invest up to 25% of its total assets in short positions of US equity or fixed income index futures, provided that the fund also invests the same amount in long positions in these same types of securities. In pursuing this investment strategy, the fund may invest, in the aggregate, up to 25% of its total assets in short positions, and an additional 25% of its total assets in long positions, in these types of securities.

--------------------------------------------------------------------------------

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.

Short sales are the sale of shares of a security which a fund owns or has the right to obtain, but are borrowed through a broker and are later repurchased to replace the loan. Profit comes from the initial sale at a higher price than the repurchase price.

The MSCI Developed Markets List is currently comprised of the following markets:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States of America.

Investment process

The investment advisor regularly reviews the fund's investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with the fund's investment objective. In deciding how to allocate the fund's assets, the investment advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. In managing the fund, the investment advisor uses:

o Statistical processes, including a database system to help analyze past situations and trends;

o Portfolio management professionals to determine asset allocation and to select individual securities; and

o Its own credit analysis as well as credit analysis provided by rating services to determine the quality of debt securities and short-term instruments.

The fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and forward currency transactions. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing its global asset allocation strategy, the fund may invest in futures and options based on any type of security or index, including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some futures and options strategies, including selling futures, buying puts and writing calls, may hedge the fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the fund's market exposure. Futures and options may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The fund may also enter into forward currency exchange contracts, may buy and sell futures contracts and options relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow the fund to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on the investment advisor's judgment as to the potential risks and rewards of implementing the different types of strategies.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the fund was invested primarily in stocks, it would perform poorly relative to a fund invested primarily in bonds.

Stock Market Risk. An important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Prepayment may reduce the fund's income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the fund's effective duration and reducing the value of the security. Because the fund can invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

o Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

o Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers' estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

o Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

o Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

o Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

o  that the derivative may not fully offset the underlying position;

o that the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the possibility that the fund cannot sell the derivative because of an illiquid secondary market.

The use of short sales and/or derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change. For futures contracts and options on futures contracts used for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The performance data provided in the bar chart and quarterly returns below and the risk return table on the following pages are those of the fund's predecessor fund, DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds III (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets to the fund, which is a new series of DWS Advisor Funds. The fund also acquired the Predecessor Fund's liabilities. The bar chart shows how performance of the Investment Class shares of the Predecessor Fund has varied from year to year, which may give some idea of risk. The table on the following page shows how performance of Investment Class shares of the Predecessor Fund compared with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Effective October 20, 2006, the fund's Investment Class shares were renamed Class S shares.

On July 25, 2003, the Investment Class of the Predecessor Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Predecessor Fund (formerly known as Scudder Asset Management Fund). The Acquired Fund and the Predecessor Fund each was a feeder fund investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class of the Predecessor Fund shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the Acquired Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class of the Predecessor Fund. Any difference in expenses will affect performance.

DWS Lifecycle Long Range Fund


Annual Total Returns (%) as of 12/31 each year -- Investment Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       15.82
1997       23.04
1998       21.08
1999       12.67
2000       -2.48
2001       -4.95
2002      -11.33
2003       19.42
2004        8.68
2005        4.34


2006 Total Return as of September 30: 6.87%

For the periods included in the bar chart:

Best Quarter: 11.72%, Q4 1998             Worst Quarter: -9.66%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                          1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Investment Class
--------------------------------------------------------------------------------
  Return before Taxes                      4.34         2.68          8.03
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      3.69         1.54          5.67
--------------------------------------------------------------------------------
  Return after Taxes on Distributions      2.97        1.62*         5.78*
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deduction for         4.91         0.54          9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deduction for         2.57         5.93          6.19
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 3 (reflects no deduction for         3.99         2.92          7.88
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.

Index 3: The Asset Allocation Index -- Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-Month T-bill Index) weighted by their corresponding proportion of the fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-Month T-bill Index is representative of the 3-month Treasury market.

* The Predecessor Fund produced a positive total return due to income dividends and net realized gains distributed to the shareholders. Reinvestment of all dividends and distributions is assumed. Had you sold your shares at the period end at net asset value you would have recognized a net loss. It is assumed that this loss will be applied against other gains producing a positive impact to the total return after taxes on distributions and sale of fund shares.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

Class S has no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly. Fee and expense information is based on the operating expense history of the Predecessor Fund. The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than                 2.00%
15 days (as % of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee(2)                                                 0.68
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                  None
--------------------------------------------------------------------------------
Other Expenses(3)                                                 0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                   0.91
--------------------------------------------------------------------------------

(1) This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About -- Policies about transactions" for further information.

(2) Restated on an annualized basis to reflect approved fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.

(3) Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.

Based on the costs above, this example helps you compare the expenses of the fund's Class S shares to those of other mutual funds. This example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class S                     $93            $290          $504          $1,120
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

Other policies

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about.

o The fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

o The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund's portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. In addition, the fund's top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. ("DeAM, Inc."), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY, 10154, acts as investment advisor to the fund. Excluding the passive equity, core bond and active fixed income portions of the fund, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to purchase and sale decisions. DeAM, Inc. is also responsible for supervising the activities of the subadvisors. The Predecessor Fund paid to DeAM, Inc., net of waivers, a fee of 0.47% of its average daily net assets for the last fiscal year.

In addition, under a separate administrative services agreement between the fund and Deutsche Investment Management Americas Inc. ("DeIM"), the fund pays DeIM for providing most of the fund's administrative services.

On June 1, 2006, after receiving shareholder approval, the Predecessor Fund amended and restated its investment management agreement (the "Investment Management Agreement") with DeAM, Inc. Pursuant to the Investment Management Agreement, DeAM, Inc. provides continuing investment management of the assets of the fund.

Effective June 1, 2006, the fund pays DeAM, Inc. a monthly fee at the annual rates shown below:

---------------------------------------------------------------------
Average daily net assets                      Fee rate
---------------------------------------------------------------------
$0 - $250 million                              0.600%
---------------------------------------------------------------------
$250 million - $1 billion                      0.575%
---------------------------------------------------------------------
over $1 billion                                0.550%
---------------------------------------------------------------------

The subadvisors

Northern Trust Investments, N.A. ("NTI") is a subadvisor to the fund and manages the fund's passive equity portion. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. With respect to only the passive equity portion of the fund, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates NTI for its services to the fund, out of its management fee.

As of June 1, 2006, NTI uses a passive index strategy under which it will seek to mirror the performance of the Standard & Poor's 500 Index for those assets.

Also, as of June 1, 2006, DeAM, Inc. pays NTI out of its management fee received from the fund, a fee of 0.015% of the first $2 billion in assets under management, which declines to a fee of 0.010% on assets in excess of $2 billion and 0.005% on assets in excess of $4 billion.

NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of June 30, 2006, NTI and its affiliates had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.

NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

Pursuant to an investment subadvisory agreement between DeAM, Inc., the fund's advisor, and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as the subadvisor for the fund, with respect to the core bond and active fixed income portions of the fund only. AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions with respect to the core bond and fixed income portions of the fund. AAMI is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI will be paid for its services by DeAM, Inc. from its fee as investment advisor to the fund. DeAM, Inc. pays AAMI a fee at the annual rate of 0.18% of the average daily net assets of the fund, computed daily and paid monthly.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103.

The fund's shareholder report for the semiannual period ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The portfolio managers

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the passive equity, core bond and active fixed income portions of the fund.



Thomas Picciochi                          Robert Wang
Director of Deutsche Asset Management     Managing Director of Deutsche Asset
and Portfolio Manager of the fund.        Management and  Co-Manager of the
 o Joined Deutsche Asset Management       fund.
   in 1999, formerly serving as            o Joined Deutsche Asset Management
   portfolio manager for Absolute            in 1995 after 13 years of
   Return Strategies, after 13 years         experience in fixed income
   of experience in various research         trading at J.P. Morgan.
   and analysis positions at State         o Senior portfolio manager for
   Street Global Advisors, FPL               global and tactical asset
   Energy, Barnett Bank, Trade               allocation portfolios, with a
   Finance Corporation and Reserve           focus on quantitative asset
   Financial Management.                     allocation, portfolio risk
 o Senior portfolio manager for              control and derivatives trading
   Quantitative strategies: New York.        management. Global Head of
 o BA and MBA from University of             Quantitative Strategies
   Miami.                                    portfolio management: New York.
 o Joined the fund in 2005.                o BS, University of Pennsylvania --
                                             The Wharton School.
                                           o Joined the fund in 2000.

The following portfolio manager is responsible for the day-to-day management of the passive equity portion of the fund.



Chad M. Ravkin, CFA
Senior Vice President and Team Leader
-- Domestic Index in the Quantitative
Management Group of NTI.
 o Joined NTI in 2004 and the fund
   in 2006.
 o Associated with Barclays Global
   Investors since 1999, most
   recently as a Principal of the
   Index Research Group.
 o BS degree in finance from the
   Indiana University of Pennsylvania.

The following portfolio managers are responsible for the day-to-day management of the core bond and active fixed income portion of the fund:

Gary W. Bartlett, CFA                    J. Christopher Gagnier
Head of US Fixed Income and senior       Head of Core Plus Fixed Income
portfolio manager specializing in        product and senior portfolio manager
taxable municipal, utility and           for corporate and commercial
government fixed income investments:     mortgages: Philadelphia.
Philadelphia.                             o Joined Aberdeen Asset Management
 o Joined Aberdeen Asset Management         Inc. and the fund in 2005.
   Inc. and the fund in 2005.             o Formerly, Managing Director of
 o Formerly, Managing Director of           Deutsche Asset Management; joined
   Deutsche Asset Management; joined        Deutsche Asset Management in 1997
   Deutsche Asset Management in 1992        after 17 years of experience in
   after nine years of experience as        fixed income investments at
   an analyst and fixed income              PaineWebber and Continental Bank.
   portfolio manager at PNC               o BS from Wharton School of
   Financial and credit analyst at          Business; MBA from University of
   First Pennsylvania Bank.                 Chicago.
 o BA from Bucknell University; MBA
   from Drexel University.               Daniel R. Taylor, CFA
                                         Senior portfolio manager for
Warren S. Davis, III                     asset-backed and commercial mortgage
Senior portfolio manager for             fixed income investments:
mortgage- and asset-backed fixed         Philadelphia.
income investments: Philadelphia.         o Joined Aberdeen Asset Management
 o Joined Aberdeen Asset Management         Inc. and the fund in 2005.
   Inc. and the fund in 2005.             o Formerly, Managing Director of
 o Formerly, Managing Director of           Deutsche Asset Management; joined
   Deutsche Asset Management; joined        Deutsche Asset Management in 1998
   Deutsche Asset Management in 1995        after six years of experience as
   after nine years of experience as        fixed income portfolio manager
   a trader, analyst and developer          and senior credit analyst for
   of analytical and risk management        CoreStates Investment Advisors.
   systems for PaineWebber and            o BS from Villanova University.
   Merrill Lynch.
 o BS from Pennsylvania State
   University; MBA from Drexel
   University.

Thomas J. Flaherty
Senior portfolio manager for
corporate and taxable municipal fixed
income investments: Philadelphia.
 o Joined Aberdeen Asset Management
   Inc. and the fund in 2005.
 o Formerly, Managing Director of
   Deutsche Asset Management; joined
   Deutsche Asset Management in 1995
   after 10 years of fixed income
   experience, including vice
   president for US taxable fixed
   income securities at Prudential
   Securities.
 o BA from SUNY Stony Brook.

Timothy C. Vile, CFA                     William T. Lissenden
Senior portfolio manager for Core        Portfolio manager for Core Fixed
Fixed Income and Global Aggregate        Income: Philadelphia.
Fixed Income: Philadelphia.               o Joined Aberdeen Asset Management
 o Joined Aberdeen Asset Management         Inc. and the fund in 2005.
   Inc. and the fund in 2005.             o Formerly, Director of Deutsche
 o Formerly, Managing Director of           Asset Management; joined Deutsche
   Deutsche Asset Management; joined        Asset Management in 2002 after 31
   Deutsche Asset Management in 1991        years of experience, including
   as member of Core Fixed Income;          fixed income strategist and
   seconded to the London office            director of research at Conseco
   from January 1999 to June 2002 to        Capital Management, director of
   design and develop the firm's            fixed income research and product
   European Credit and Global               management at Prudential
   Aggregate capabilities; before           Securities and national sales
   joining Deutsche Asset                   manager for fixed income
   Management, he had six years of          securities at Prudential
   experience that included                 Securities.
   portfolio manager for fixed            o BS from St. Peter's College; MBA
   income portfolios at Equitable           from Baruch College.
   Capital Management.
 o BS from Susquehanna University.

The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

   DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

   $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

   Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Financial Highlights

Prior to July 10, 2006, the fund had no assets or investment operations. On July 10, 2006, the fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the following table has been derived from the Predecessor Fund's financial statements.

This table is designed to help you understand the Predecessor Fund's financial performance since inception. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Predecessor Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's annual report (see "Shareholder reports" on the back cover). The Predecessor Fund's annual report is available free of charge by calling the Service Center at 1-800-728-3337.

DWS Lifecycle Long Range Fund -- Class S
(formerly Investment Class)

Years Ended March 31,                               2006     2005        2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $10.62   $10.43      $ 9.75
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)^b                    .22      .21         .11
--------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on        .70      .30         .93
   investment transactions
--------------------------------------------------------------------------------
   Total from investment operations                  .92      .51        1.04
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (.24)    (.32)       (.36)
--------------------------------------------------------------------------------
Redemption fees                                      .00***   .00***       --
--------------------------------------------------------------------------------
Net asset value, end of period                    $11.30   $10.62      $10.43
--------------------------------------------------------------------------------
Total Return (%)^c                                  8.77     4.92       10.79**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                31       56          69
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.41     1.33^d      1.41^d*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.00     1.00^d      1.00^d*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           1.92     1.90        1.65*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          101^f    106^e,^f  115^f**
--------------------------------------------------------------------------------

^a For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d    The ratio includes expenses allocated from the Asset Management Portfolio.

^e On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.

^f The portfolio turnover rates including mortgage dollar roll transactions were 108%, 122% and 124% for the periods ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "DWS Scudder."

================================================================================
First investment                          Additional investments
================================================================================
Regular accounts:                         $50 or more for regular accounts and
                                          IRA accounts
 $2,500 or more
                                          $50 or more with an Automatic
IRA accounts and Automatic                Investment Plan
Investment Plan:

$1,000 or more
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip
                                          or short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "DWS Scudder"
================================================================================
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By phone

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check    a bank checking account, call
                                            1-800-728-3337
================================================================================
Using QuickBuy

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickBuy is set up on your account;
                                            if it is, you can request a transfer
                                            from your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================


--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 39
existing accounts
================================================================================
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
Using Automated Information Line

o Call 1-800-728-3337 for instructions    o Call 1-800--728-3337 for
                                            instructions
================================================================================
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
================================================================================
Using QuickSell

Not available                             o Call 1-800-728-3337 to make sure
                                            QuickSell is set up on your account;
                                            if it is, you can request a transfer
                                            to your bank account of any amount
                                            between $50 and $250,000
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

--------------------------------------------------------------------------------
 To reach us:  Web site: www.dws-scudder.com

               Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

               TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial institution.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the advisor and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund's policies include:

o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

o the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund's policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by DeAM or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund's investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund's investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

----------------------------------------------------------------------
For Class S shares
----------------------------------------------------------------------
Call the Automated Information Line at 1-800-728-3337
----------------------------------------------------------------------

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses the may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler's checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. For additional circumstances where redemption proceeds could be delayed, please see "Other rights we reserve."

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------    =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

The fund charges a short-term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $1,000 for shareholders with existing accounts prior to October 23, 2006 or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund pays distributions of substantially all of its income quarterly. Distributions from realized capital gains are paid annually, usually in December, and if necessary may be paid at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

======================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
======================================================================
Distributions from the fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
======================================================================
Transaction involving fund shares

o gains from selling fund shares   o gains from selling fund shares
  held for more than one year        held for one year or less
======================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes if paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the fund's shares for lower tax rates to apply.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don't need to worry about this.

If the fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated for tax purposes as a return of capital. A return of capital will generally not be taxable to you but will reduce the cost basis of your shares and result in a higher capital gain or a lower capital loss when you sell your shares.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive from the fund.

Backup Withholding. The fund may be required to withhold, for US federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's US federal income tax liability.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund's Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


DWS Scudder                 SEC                  Distributor
-------------------------------------------------------------------------------
PO Box 219669               100 F Street, N.E.   DWS Scudder Distributors,  Inc.
Kansas City, MO 64121-9669  Washington, D.C.     222 South Riverside Plaza
www.dws-scudder.com         20549-0102           Chicago, IL 60606-5808
1-800-728-3337              www.sec.gov          1-800-621-1148
                            1-800-SEC-0330





SEC File Number:

DWS Advisor Funds                  811-04760
     DWS Lifecycle Long Range Fund

                                                             [DWS SCUDDER Logo]
                                                            Deutsche Bank Group

                       STATEMENT OF ADDITIONAL INFORMATION

                   March 1, 2006, as Revised October 23, 2006

                                DWS Advisor Funds

                    DWS International Equity Fund -- Class S
        (formerly Scudder International Equity Fund -- Investment Class)


DWS Advisor Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to DWS International Equity Fund (the "Fund") and its Class S shares.

Unlike other mutual funds, and as described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Fund. This investment company is DWS International Equity Portfolio (the "Portfolio").

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") serves as the investment advisor to the Fund and the Portfolio. DWS Scudder Distributors, Inc. (the "Distributor" or "DWS-SDI") serves as the principal underwriter and distributor to the Fund and the Portfolio.

The Fund's Prospectus (the "Prospectus") dated March 1, 2006, as revised October 23, 2006,as it may be amended, reversed or supplemented from time to time provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at 1-800-728-3337. This
Statement of  Additional  Information  ("SAI"),  which is not a  Prospectus,  is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at 1-800-728-3337 or by contacting any service agent ("Service Agent") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the
Fund). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for the Portfolio and the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated October 31, 2005. A copy of the Portfolio and the Fund's Annual Report may be obtained without charge by calling the Fund at 1-800-728-3337.

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----

INVESTMENT OBJECTIVES AND POLICIES..........................................1
   Investment Objectives....................................................1
   Investment Policies......................................................1
   Other Investments and Investment Practices..............................26

PORTFOLIO HOLDINGS INFORMATION.............................................31

INVESTMENT RESTRICTIONS....................................................32
   Portfolio Turnover......................................................34

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND.................36

PURCHASE AND REDEMPTION OF SHARES..........................................38

MANAGEMENT OF THE TRUSTS AND PORTFOLIO.....................................45
   Trustees and Officers...................................................45

TRUSTEES AND OFFICERS......................................................45
   Code of Ethics..........................................................57

INVESTMENT ADVISORY AND OTHER SERVICES.....................................57
   Compensation of Portfolio Managers......................................58
   Fund Ownership of Portfolio Managers....................................59
   Conflicts of Interest...................................................60
   Administrator...........................................................61
   Distributor.............................................................62
   Custodian...............................................................62
   Transfer Agent..........................................................62
   Expenses................................................................62
   Counsel and Independent Registered Public Accounting Firm...............63

TAXES......................................................................63

ORGANIZATION OF THE TRUST..................................................67

PROXY VOTING GUIDELINES....................................................69

FINANCIAL STATEMENTS.......................................................70

ADDITIONAL INFORMATION.....................................................70

APPENDIX...................................................................72

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not be available in certain states. Please call 1-800-728-3337 to determine availability in your state.

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The following is a description of the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective(s).

The Fund's investment objective is long-term capital appreciation. Under normal circumstances, the Fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its assets, at the time the Portfolio purchases the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.

The Advisor is a research-based firm, and it's Europe, Australasia, and the Far East (EAFE) investment philosophy is based on the belief that investment opportunities exist all over the world. The Portfolio invests in companies, not countries or sectors. The Portfolio's locally based analysts offer the Portfolio the unique opportunity to identify these companies.

Criteria for determining the appropriate distribution of investments among various companies is based on a globally consistent valuation methodology. To this end, the Advisor will analyze the cash-flow return on investment (CFROI) of a company. The CFROI method of evaluating companies focuses on the economic value which arises when companies generate a cash-flow return on capital that is higher than the cost of capital over sustained periods of growth. The Advisor uses the CFROI method of evaluation to reconcile a number of variables for all companies, regardless of domicile, including accounting inconsistencies and the differing amounts of capital used by companies in different industries in different countries. Focusing on the long-term, the Advisor analyzes CFROI to link corporate performance to shareholder value and determine whether it believes the prevailing market price is justified. At the forefront of the Advisor's approach is the belief that comprehensive and fundamental research can identify the factors that establish the long-term cash flow of a company.

The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

The remainder of the Portfolio's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in "Short-Term Instruments."

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. As a matter of non-fundamental operating policy, the Portfolio may also be subject to additional restrictions. See the section entitled "Investment Restrictions - Additional Restrictions."

Summary of Investment Practices

------------------------------------------------------------------------------- -------------------------------------

INVESTMENT PRACTICE                                                             DWS International Equity Portfolio
---------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

*    Permitted without stated limit

X    Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g.  20%) represents an investment  limitation as a percentage of total fund assets;  does not indicate actual use

Italic type (e.g.  20%)  represents an investment  limitation as a percentage of net fund assets;  does not indicate actual use
---------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------
Common Stock                                                                    *
------------------------------------------------------------------------------- -------------------------------------
Warrants                                                                        *
------------------------------------------------------------------------------- -------------------------------------
Preferred Stock                                                                 *
------------------------------------------------------------------------------- -------------------------------------
Convertible Securities                                                          *
------------------------------------------------------------------------------- -------------------------------------

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------------- -------------------------------------
Short-Term Instruments                                                          20%
------------------------------------------------------------------------------- -------------------------------------
Obligations of Banks and Other Financial Institutions                           X
------------------------------------------------------------------------------- -------------------------------------
Certificates of Deposit and Banker's Acceptances                                X
------------------------------------------------------------------------------- -------------------------------------
Commercial Paper                                                                X
------------------------------------------------------------------------------- -------------------------------------
Variable Rate Master Demand Notes                                               X
------------------------------------------------------------------------------- -------------------------------------
US Government Securities                                                        X
---------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------------- -------------------------------------
Options on Securities                                                           *
------------------------------------------------------------------------------- -------------------------------------
Options on Securities Indices                                                   *
------------------------------------------------------------------------------- -------------------------------------
Options on Non-US Securities Indices                                            *
---------------------------------------------------------------------------------------------------------------------

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
------------------------------------------------------------------------------- -------------------------------------
Futures Contracts                                                               *
------------------------------------------------------------------------------- -------------------------------------
Futures Contracts on Securities Indices                                         *
------------------------------------------------------------------------------- -------------------------------------
Options on Futures Contracts (including Contracts on Securities Indices)        *
------------------------------------------------------------------------------- -------------------------------------

DERIVATIVE SECURITIES (SWAPS)
---------------------------------------------------------------------------------------------------------------------
Swaps Agreements                                                                *
------------------------------------------------------------------------------- -------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES                                     X
---------------------------------------------------------------------------------------------------------------------

SECURITIES OF NON-US ISSUERS
------------------------------------------------------------------------------- -------------------------------------
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)            X
------------------------------------------------------------------------------- -------------------------------------
Foreign Corporate Debt Securities                                               X
------------------------------------------------------------------------------- -------------------------------------
Foreign Government Debt Securities                                              X
------------------------------------------------------------------------------- -------------------------------------
Investments in Emerging Markets                                                 15%
------------------------------------------------------------------------------- -------------------------------------
Region and Country Investing                                                    *
---------------------------------------------------------------------------------------------------------------------

                                       2


------------------------------------------------------------------------------- -------------------------------------

INVESTMENT PRACTICE                                                             DWS International Equity Portfolio
---------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

*    Permitted without stated limit

X    Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g.  20%) represents an investment  limitation as a percentage of total fund assets;  does not indicate actual use

Italic type (e.g.  20%)  represents an investment  limitation as a percentage of net fund assets;  does not indicate actual use
---------------------------------------------------------------------------------------------------------------------

CURRENCY MANAGEMENT
------------------------------------------------------------------------------- -------------------------------------
Currency Exchange Transactions                                                  *
------------------------------------------------------------------------------- -------------------------------------
Currency Hedging Transactions                                                   *
------------------------------------------------------------------------------- -------------------------------------
Cross Hedging                                                                   *
------------------------------------------------------------------------------- -------------------------------------
Forward Currency Exchange Contracts                                             *
------------------------------------------------------------------------------- -------------------------------------
Options on Foreign Currencies                                                   *
---------------------------------------------------------------------------------------------------------------------

ADDITIONAL LIMITATIONS AND RISK FACTORS
------------------------------------------------------------------------------- -------------------------------------
Asset Coverage                                                                  *
------------------------------------------------------------------------------- -------------------------------------
Investment Restrictions on Futures Transactions                                 X
------------------------------------------------------------------------------- -------------------------------------
Non-US Securities                                                               *
------------------------------------------------------------------------------- -------------------------------------
Emerging Markets                                                                15%
------------------------------------------------------------------------------- -------------------------------------
Special Information Concerning Master-Feeder Fund Structure                     *
------------------------------------------------------------------------------- -------------------------------------
Rating Services                                                                 *
---------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------- -------------------------------------
Illiquid Securities                                                             15%
------------------------------------------------------------------------------- -------------------------------------
TBA Commitments                                                                 X
------------------------------------------------------------------------------- -------------------------------------
When-Issued and Delayed Delivery Securities                                     15%
------------------------------------------------------------------------------- -------------------------------------
Repurchase Agreements                                                           X
------------------------------------------------------------------------------- -------------------------------------
Reverse Repurchase Agreements                                                   X
------------------------------------------------------------------------------- -------------------------------------
Mortgage Dollar Rolls                                                           X
------------------------------------------------------------------------------- -------------------------------------
Lending of Portfolio Securities                                                 30%
------------------------------------------------------------------------------- -------------------------------------
Borrowing                                                                       a)  fundamental policy -- 33%
                                                                                b)  operating policy -- 5%
------------------------------------------------------------------------------- -------------------------------------
Short Sales                                                                     X
------------------------------------------------------------------------------- -------------------------------------
Hedging Strategies                                                              X
------------------------------------------------------------------------------- -------------------------------------
Other Investment Companies                                                      10%
------------------------------------------------------------------------------- -------------------------------------
Temporary Defensive Investments                                                 100%
------------------------------------------------------------------------------- -------------------------------------
Diversification                                                                 *
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Concentration of Investments In Any One Industry                                25%
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Reserve Assets                                                                  X
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Indexed Securities                                                              X
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The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

General. The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security duration and reducing the value of the security).

Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 20% of the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US government are: instruments that are supported by the full faith and credit of the US government (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by "covering" such positions as required by the Securities and Exchange Commission (the "Commission"). The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivatives Securities: Options

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio's Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolio's limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

Derivative Securities:  Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act ("CEA").

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.

Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities:  Swap Agreements

General. The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterpart to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the Investment Company Act of 1940 ("1940 Act") and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Portfolio will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Portfolio's ability to enter into swap transactions.

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in the trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the
large  number  of  vehicles   involved  in  a  typical  issuance  and
technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

General.   The  Portfolio  will,  under  normal  market  conditions,   invest  a
significant portion of its assets in non-US securities.

The Portfolio may invest in securities of non-US issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International

Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

Investments in American, European, Global and International Depository Receipts. The Portfolio may invest in non-US securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

US Dollar-Denominated Foreign Debt Securities. The Portfolio may invest in the US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Government Debt Securities. The Portfolio may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in Emerging Markets. The Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia.

Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Portfolio's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability of the Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Portfolio's investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Portfolio's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Portfolio's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, the Portfolio may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Portfolio's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

The Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward currency contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio's limitation with respect to illiquid securities.

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following limitations and risk factors:

Additional Risks Related To Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps And Forward Foreign Currency Exchange Contracts. The Portfolio's active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indices; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts," there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The
Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Non-US Securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "NYSE"). Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Portfolio at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio's meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in-kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in-kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 60 days prior written notice with respect to any change in the investment objective of a Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund's Prospectuses is set forth in the Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolios may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Taxes."

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Portfolio's assets.

Short Sales. The Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio's custodian or qualified sub-custodian.

The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

o the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Other Investment Companies. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Portfolio is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes."

Concentration of Investments. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

Reserve Assets. As a reserve for changes in allocation in the Portfolio's equity investments and to cover the Portfolio's open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

Indexed Securities. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

                         PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Portfolio's and the Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Portfolio's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's and the Portfolio's Trustees must make a good faith determination in light of the facts then known that the Fund/Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund/Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains nonpublic. No compensation is received by the Fund/Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's/Portfolio's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the
Portfolio's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's/Portfolio's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's/Porfolio's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                            INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are "fundamental policies" of the Portfolio and may not be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Portfolio shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction from time to time;

(2) issue senior securities, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which terms does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio ("Fund's) ownership of securities;

(6)      purchase or sell commodities,  except as permitted by the 1940 Act, and
         as  interpreted  or  modified  by  the  regulatory   authority   having
         jurisdiction, from time to time;

(7) make loans except as permitted under the 1940 Act, and as interpreted` or modified by regulatory authority having jurisdiction, from time to time;

(8) The Portfolio (Fund) has elected to be treated as a diversified investment company, at that term is in the 1940 Act.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) invest for the purpose of exercising control or management of another company;

(v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio's investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and
         (2) the Portfolio incurs no sales charge in connection with the investment;

(vi) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio
         (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets; or

(ix) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio or any registered investment company investing in the Portfolio is registered.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Portfolio, without regard to the length of time a particular security may have been held. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Portfolio, particularly if the Portfolio's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

For the fiscal years ended October 31, 2004 and 2005, the Portfolio's portfolio turnover rates were 63% and 54%, respectively.

Portfolio Transactions and Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2003, 2004 and 2005, the Portfolio paid brokerage commissions in the amount of $2,471,696, $1,021,149 and $713,175, respectively.

The Portfolio is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Portfolio and Fund have acquired during the most recent year. As of October 31, 2004, the Portfolio and the Fund did not hold any securities of their regular broker dealers.

           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities and Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the " official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price as obtained from a broker-dealer. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security's primary exchange. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio's Board and overseen primarily by the Portfolio's Pricing Committee.

Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing its net asset value as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

The Fund has agreed to make a redemption in kind to the Fund whenever the Portfolio wishes to make a redemption in kind and therefore shareholders of the Portfolio that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which the Portfolio is permitted to redeem in kind or unless requested by the Portfolio.

Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Portfolio receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must:
(i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. The Fund and the Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.

Trading in Non-US Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Portfolio values non-US securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, non-US securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS Scudder Investments Service Company of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS Scudder Distributors, Inc. ("DWS-SDI") prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent" or "DWS-SISC") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to DWS-SISC in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

Eligible Class S Investors.

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         5. Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.


         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

         9. Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.


         10. Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.       The following  additional  investors may purchase Class S shares of DWS
         Funds.

         1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closing; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities own by the Portfolio or the fail determination of the value of the Fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund, Treasury Money Fund Investment, Money Market Fund
Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. - Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                     MANAGEMENT OF THE TRUSTS AND PORTFOLIO

Trustees and Officers

The overall business and affairs of the Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund's/Portfolio's agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund's/Portfolio's affairs and for exercising the Fund's/Portfolio's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

                             TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive           88
Chairman since 2006        Fellow, Center for Business Ethics, Bentley College;
Board Member since         formerly, Partner, Palmer & Dodge (1988-1990); Vice
2006                       President of Corporate Affairs and General Counsel, Filene's
                           (1978-1988). Directorships: Advisory Board, Center for
                           Business Ethics, Bentley College; Trustee, Southwest Florida
                           Community Foundation (charitable organization); Director,
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005).  Former
                           Directorships: Investment Company Institute (audit,
                           executive, nominating committees) and Independent Directors
                           Council (governance, executive committees)
------------------------------------------------------------------------------------------------------------


                                       45

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.       President, WGBH Educational Foundation. Directorships:                86
(1943)                     Association of Public Television Stations; Becton Dickinson
Board Member since         and Company (medical technology company); Belo Corporation
2006                       (media company); Boston Museum of Science; Public Radio
                           International; DWS Global High Income Fund, Inc. (since
                           October 2005); DWS Global Commodities Stock Fund, Inc.
                           (since October 2005). Former Directorships: American Public
                           Television; Concord Academy; New England Aquarium; Mass.
                           Corporation for Educational Telecommunications; Committee
                           for Economic Development; Public Broadcasting Service
------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series           88
Board Member since         of private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor);
                           Cloverleaf Transportation Inc. (trucking); Natural History,
                           Inc. (magazine publisher); Box Top Media Inc. (advertising),
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005)
------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business           86
(1945)                     (1997-present); Director, DWS Global High Income Fund, Inc.
Board Member since         (since 2001) and DWS Global Commodities Stock Fund, Inc.
2006                       (since 2004); Member, Finance Committee, Association for
                           Asian Studies (2002-present); Director, Mitsui Sumitomo
                           Insurance Group (US) (2004-present); prior thereto, Managing
                           Director, J.P. Morgan (investment banking firm) (until 1996)
------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of               88
(1937)                     Business, New York University (since September 1965);
Board Member since 1986    Director, Japan Equity Fund, Inc. (since January 1992), Thai for DWS Advisor Funds and  Capital Fund, Inc. (since January 2000), Singapore Fund,
1999 for DWS               Inc. (since January 2000), DWS Global High Income Fund, Inc.
International Equity       (since October 2005), DWS Global Commodities Stock Fund,
Portfolio                  Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Formerly, Trustee, TIAA (pension funds)
                           (January 1996-January 2000); Trustee, CREF and CREF Mutual
                           Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G.
                           Cowen Mutual Funds (January 1985-January 2001)
------------------------------------------------------------------------------------------------------------


                                       46

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and                    88
(1946)                     Professor, Finance Department, The Wharton School,
Board Member since         University of Pennsylvania (since July 1972); Director,
1999 for DWS Advisor       Lauder Institute of International Management Studies (since
Funds and DWS              July 2000); Co-Director, Wharton Financial Institutions
International Equity       Center (since July 2000); Director, DWS Global High Income
Portfolio                  Fund, Inc. (since October 2005), DWS Global Commodities
                           Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate
                           Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund
                           II, Inc. (since April 2005). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June
                           2000)
------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real              88
(1933)                     estate) (since 1995); Director, DWS Global High Income Fund,
Board Member since         Inc. (since October 2005), DWS Global Commodities Stock
2002                       Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund,
                           Inc. (since April 2005) and DWS RREEF Real Estate Fund II,
                           Inc. (since April 2005). Formerly, Trustee of various
                           investment companies managed by Sun Capital Advisors, Inc.
                           (1998-2005), Morgan Stanley Asset Management (1985-2001) and
                           Weiss, Peck and Greer (1985-2005)
------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable             88
(1951)                     Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since         Thomas Jefferson Foundation (charitable organization) (1994
2002                       to present); Trustee, Executive Committee, Philadelphia
                           Chamber of Commerce (2001 to present); Director, DWS Global
                           High Income Fund, Inc. (since October 2005), DWS Global
                           Commodities Stock Fund, Inc. (since October 2005), DWS RREEF
                           Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real
                           Estate Fund II, Inc. (since April 2005). Formerly, Executive
                           Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member,
                           Investor Education (charitable organization) (2004-2005)
------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and                   88
(1935)                     financial consulting) (since November 1988); Director, DWS
Board Member since         Global High Income Fund, Inc. (since October 2005), DWS
1986 for DWS Advisor       Global Commodities Stock Fund, Inc. (since October 2005),
Funds and 1991 for DWS     DWS RREEF Real Estate Fund, Inc. (since October 2002) and
International Equity       DWS RREEF Real Estate Fund II, Inc. (since August 2003).
Portfolio                  Formerly, Director, Financial Industry Consulting, Wolf &
                           Company (consulting) (1987-1988); President, John Hancock
                           Home Mortgage Corporation (1984-1986); Senior Vice President
                           of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
------------------------------------------------------------------------------------------------------------


                                       47

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 7 open-end            88
(1946)                     mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since         October 1998); Director, DWS Global High Income Fund, Inc.
2002                       (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Formerly, Pension & Savings Trust
                           Officer, Sprint Corporation((1)) (telecommunications)
                           (November 1989-October 2003)
------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US               88
(1943)                     Government Accountability Office (1996-1997); Partner,
Board Member since         Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
2006                       Directorships: The William and Flora Hewlett Foundation;
                           Service Source, Inc.; DWS Global High Income Fund, Inc.
                           (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Former Directorships: Mutual Fund
                           Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans)
                           (1987-1990 and 1994-1996)
------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);              86
(1936)                     formerly, President (interim) of Williams College
Board Member since         (1999-2000); President, certain funds in the Deutsche Asset
2006                       Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American
                           Science & Engineering (x-ray detection equipment); ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak);
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005);
                           formerly, Chairman and Member, National Transportation
                           Safety Board
------------------------------------------------------------------------------------------------------------



                                       48

Interested Board Member

------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of              86
 (1958)                    Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since        Director of DWS Global High Income Fund, Inc. (since August
 2006                      2006), DWS Global Commodities Stock Fund, Inc. (since August
                           2006); formerly, board member of DWS Investments, Germany
                           (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and
                           operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
------------------------------------------------------------------------------------------------------------

Officers(3)

 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)       Managing Director(4), Deutsche Asset Management                      n/a
 (1965)                    (2006-present); President, The Central Europe and Russia
 President, 2006-present   Fund, Inc. (since June 2006), The European Equity Fund,
                           Inc. (since June 2006), The Korea Fund, Inc. (since June
                           2006), The New Germany Fund, Inc. (since June 2006), DWS
                           Global High Income Fund, Inc. (since June 2006), DWS Global
                           Commodities Stock Fund, Inc. (since June 2006), DWS RREEF
                           Real Estate Fund, Inc. (since June 2006), DWS RREEF Real
                           Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                           Development (2000-2004), Merrill Lynch Investment Managers;
                           Senior Vice President Operations, Merrill Lynch Asset
                           Management (1999-2000)
------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)   Director(4), Deutsche Asset Management                               n/a
 Vice President and
 Secretary, 2003-present
------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)       Managing Director(4), Deutsche Asset Management (since July          n/a
 (1963)                    2004); formerly, Executive Director, Head of Mutual Fund
 Chief Financial           Services and Treasurer for UBS Family of Funds (1998-2004);
 Officer, 2004-present     Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present   Global Asset Management (1994-1998)
------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)    Vice President, Deutsche Asset Management (since June                n/a
 (1963)                    2005); Counsel, New York Life Investment Management LLC
 Assistant Secretary,      (2003-2005); legal associate, Lord, Abbett & Co. LLC
 2005-present              (1998-2003)
------------------------------------------------------------------------------------------------------------


                                       49

 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)       Director(4), Deutsche Asset Management (since September              n/a
 (1962)                    2005); Counsel, Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)       Managing Director(4), Deutsche Asset Management                      n/a
 (1962)
 Assistant Secretary,
 2002-present
------------------------------------------------------------------------------------------------------------
 Scott M. McHugh(6)        Director(4), Deutsche Asset Management                               n/a
 (1971)
 Assistant Treasurer,
 2005-present
------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan         Director(4), Deutsche Asset Management                               n/a
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------
 John Robbins(5)  (1966)   Managing Director(4), Deutsche Asset Management (since               n/a
 Anti-Money Laundering     2005); formerly, Chief Compliance Officer and Anti-Money
 Compliance Officer,       Laundering Compliance Officer for GE Asset Management
 2005-present              (1999-2005)
------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)    Managing Director(4), Deutsche Asset Management                      n/a
 Chief Compliance          (2004-present); formerly, Chief Compliance Officer/Chief
 Officer, 2006-present     Risk Officer, Robeco USA (2000-2004); Vice President, The
                           Prudential Insurance Company of America (1988-2000); E.F.
                           Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------
 A. Thomas Smith(5)        Managing Director(4), Deutsche Asset Management                      n/a
 (1956)                    (2004-present); formerly, General Counsel, Morgan Stanley
 Chief Legal Officer,      and Van Kampen and Investments (1999-2004); Vice President
 2005-present              and Associate General Counsel, New York Life Insurance
                           Company (1994-1999); senior attorney, The Dreyfus
                           Corporation (1991-1993); senior attorney, Willkie Farr &
                           Gallagher  (1989-1991); staff attorney, US Securities &
                           Exchange Commission and the Illinois Securities Department
                           (1986-1989)
------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Trustees

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, Messrs. Becton, Froewiss, Fox, and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

                                                          Aggregate Compensation from      Total Compensation
                                 Aggregate Compensation    DWS International Equity          from Fund and
Name of Board Member                   from Fund                   Portfolio               DWS Fund Complex(1)
--------------------                   ---------                   ---------               -------------------

Henry P. Becton, Jr.(3)(4)                  $0                          $0                     $164,000
Dawn-Marie Driscoll(2)(3)(4)(5)             $0                          $0                     $203,829
Keith R. Fox(3)(4)(5)                       $0                          $0                     $184,829
Kenneth C. Froewiss(3)(5)(6)                $0                          $0                     $129,687
Martin J. Gruber(7)(9)                     $567                     $1,842                     $135,000
Richard J. Herring(7)(8)(9)                $567                     $1,851                     $136,000
Graham E. Jones(7)(9)                      $567                     $1,927                     $144,000
Rebecca W. Rimel(7)(8)(9)                  $567                     $1,958                     $146,280
Philip Saunders, Jr.(7)(9)                 $567                     $1,734                     $145,000
William N. Searcy, Jr.(7)(9)               $567                     $1,998                     $150,500
Jean Gleason Stromberg(3)(4)(5)             $0                          $0                     $178,549
Carl W. Vogt(3)(4)(5)                       $0                          $0                     $162,049

(1)      The DWS Fund Complex is composed of 167 funds.

(2) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5) Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6) Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7) During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2005.

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial      Ownership in all Funds Overseen by
                                                   Ownership                         Board Member
Board Member                                      in the Fund                 in the DWS Fund Complex(2)
------------                                      -----------                 --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                                 None(3)

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

(3) Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                  Value of       Percent of
                                Owner and                                       Securities on    Class on an
Independent                   Relationship to                    Title of        an Aggregate     Aggregate
Board Member                   Board Member         Company        Class            Basis           Basis
------------                   ------------         -------        -----            -----           -----

Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss


                                       54

                                                                                  Value of       Percent of
                                Owner and                                       Securities on    Class on an
Independent                   Relationship to                    Title of        an Aggregate     Aggregate
Board Member                   Board Member         Company        Class            Basis           Basis
------------                   ------------         -------        -----            -----           -----

Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Jean Gleason Stromberg
Carl W. Vogt

Securities Beneficially Owned

As of February 20, 2006, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of February 20, 2006, 51,033.07 shares in the aggregate, or 10.82% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Kenneburt & Company FBO Expediter Omnibus C C, c/o Amsouth Bank, Attn:
Mutual Funds Expd., Birmingham, AL 35202-2365, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 41,691.32 shares in the aggregate, or 8.84% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 9,632.91 shares in the aggregate, or 10.49% of the outstanding shares of DWS International Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ
07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 14,623.72 shares in the aggregate, or 21.48% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 4,728.53 shares in the aggregate of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,976.88 shares in the aggregate, or 5.84% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of First Clearing, LLC, WBNA Collateral Account FBO Eric L.& Mary L. Taylor, Irvine, CA 92604, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,841.35 shares in the aggregate, or 5.64% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 185,763.02 shares in the aggregate, or 34.28% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of Charles Schwab & Co., Omnibus Account

Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street 333-8, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 99,844.33 shares in the aggregate, or 18.42% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of The Lucelia Foundation, Inc., Attn: Kathy Roeser, Rochester, NY 14604-1730, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 45,371.61 shares in the aggregate, or 8.37% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 33,580.76 shares in the aggregate, or 6.20% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of SEI TR Co., c/o CBWM, Attn: Mutual Funds Administrator, One Freedom Valley Drive, Oaks, PA 19456, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,934,657.07 shares in the aggregate, or 27.89% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of State Street Corp. as Trustee for Washington Savannah River/Bechtel Savannah Riv. Inc. Savings & Invest. Pl., Jersey City, NJ
07302-3885, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,748,968.81 shares in the aggregate, or 26.12% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of Charles Schwab & Co. Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 533,962.09 shares in the aggregate, or 5.07% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of National Financial Services Corp. for Exclusive Benefit Our Customers, Church Street Station, New York, NY 10008-3908, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund/Portfolio, the Portfolio's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund/Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund/Portfolio or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund/Portfolio against the Fund/Portfolio, its directors and officers, the Portfolio's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund/Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Portfolio's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Portfolio's/Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's/Portfolio's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund/Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director of the Fund/Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Portfolio's investment advisor will survive the termination of the investment management agreements between the investment advisor and the Portfolio.

Code of Ethics

The Board of Trustees of each of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Trust's Code of Ethics permits access persons of the Fund (Board members, officers of the Corporations and employees of the Advisor), to make personal securities transactions for their own accounts. This include transactions in securities that may be purchased or held by the Fund, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, each Trust's Code provides for trading blackout periods that prohibit trading of personnel within periods of trading by the Portfolio in the same security. Each Trust's Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund's Advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements, that may be purchased or held by the Fund. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has not retained the services of an investment advisor since the Trust seeks to achieve the investment objectives of the Fund by investing all the assets of the Fund in the Portfolio.

DeAM, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Portfolio pursuant to the terms of a management contract ("Investment Advisory Contract").

Subject to the overall supervision of the Portfolio's Trustees, the Advisor is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its Investment Advisory Contract, the Advisor is permitted, subject to the approval of the Board of Trustees of the Trusts, to delegate to a third party responsibility for management of the investment operations of the Portfolio. The Advisor conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments in accordance with its investment objective, policies and restrictions.

The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates, believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund's prospectuses, as of the date of the Fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to its contract with the Portfolio, the Advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio.

The Advisor and the Administrator, Investment Company Capital Corporation have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund's Prospectuses including expenses of the Portfolio. These contractual fee waivers may only be changed by the Fund's Board of Trustees.

The Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the annualized expenses of the Class S shares at 1.50% including expenses allocated from the Portfolio. The waiver will be extended until the fund is acquired by DWS International Fund.

For the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor earned $2,068,643, $2,676,490 and $3,547,449, respectively, as compensation for investment advisory services provided to the Portfolio. During the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor reimbursed $470,070, $587,279 and $681,446, respectively to the Portfolio to lower expenses.

The Advisor is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Under its Investment Advisory Contract, the Portfolio (and the Fund) are responsible for all of their other expenses including: organizational costs, fees and expenses, incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses, insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of the issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Investment Advisory Contract provides that the Advisor, shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Advisory Contract.

The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Board approved the continuation of the Investment Advisory Contract for the Advisor on September 28, 2005.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

DWS Investments' performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

The  Fund has  been  advised  that the  Advisor  seeks to offer  its  investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to "live the values" of the Advisor through adherence to the Advisor's compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                    Dollar Range of                    Dollar Range of All
Name of Portfolio Manager                          Fund Shares Owned                  DWS Fund Shares Owned
-------------------------                          -----------------                  ---------------------

Matthias Knerr                                            $0                           $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                      Total Assets of
                                     Number of           Registered      Number of Investment      Total Assets of
                                     Registered          Investment      Company Accounts with    Performance-Based
Name of Portfolio Manager       Investment Companies     Companies       Performance-Based Fee      Fee Accounts
-------------------------       --------------------     ---------       ---------------------      ------------

Matthias Knerr                           4             $2,817,914,504              0                     $0

Other Pooled Investment Vehicles Managed:

                                                                             Number of Pooled
                                Number of Pooled     Total Assets of        Investment Vehicle       Total Assets of
                                   Investment       Pooled Investment          Accounts with        Performance-Based
Name of Portfolio Manager           Vehicles            Vehicles           Performance-Based Fee      Fee Accounts
-------------------------           --------            --------           ---------------------      ------------

Matthias Knerr                          2              $38,980,265                   0                     $0

Other Accounts Managed:

                                                                             Number of Other        Total Assets of
                                   Number of       Total Assets of           Accounts with            Performance-
                                      Other              Other                Performance-              Based Fee
Name of Portfolio Manager           Accounts            Accounts               Based Fee                 Accounts
-------------------------           --------            --------               ---------                 --------

Matthias Knerr                          4              $792,487,194                 0                     $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator


Under an Administration Agreement dated July 1, 2001, Investment Company Capital Corporation ("ICCC" or "the Administrator") calculates the net asset value of the Fund, calculates the value of the assets of the Fund, and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. Prior to July 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as the administrator to each Trust. The Administration Agreement provides for DWS Advisor Funds, on behalf of DWS International Equity Fund - Class S, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for the Portfolio, on behalf of DWS International Equity Fund -Class S, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio. For the year ended October 31, 2005, the administrator service fee aggregated $477,379.

Pursuant to the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator's expense.

Under  the  Administration  Agreement,  the  Administrator  is  obligated  on  a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. The Administrator will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended October 31, 2005, 2004 and 2003, ICCC earned $3,091,213, as compensation for administrative and other services to the Class S shares and reimbursed $344,796, to cover expenses for the Class S shares.

Distributor

DWS Scudder Distributors, Inc. ("DWS-SDI") is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Trusts and the Fund pursuant to a Custodian Agreement. As custodian, it holds the Portfolio's assets. Prior to July 18, 2003, Deutsche Bank Trust Company Americas ("DBT Co.") was the Trust's and the Fund's custodian.

SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent

DWS Scudder Investments Service Company ("DWS-SISC") serves as transfer agent of the Trust on behalf of the Fund and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC") acted as the Fund's transfer and dividend disbursing agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal Counsel to the Trust and the Portfolio and from time to time provides certain legal services to Deutsche Bank AG and its affiliates. Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustee the Trust.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as independent registered public accounting firm for the Fund and the Portfolio.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies , and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Portfolio, the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss) then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio's gross income. If any such dividends constitute a portion of the Portfolio's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Portfolio or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject the Portfolio to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. The election must be made separately for each PFIC owned and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax effects of certain transactions. The Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Portfolio invests in real estate investment trusts ("REITs") that hold taxable REIT subsidiaries or residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold taxable REIT subsidiaries or residual interests in REMICs.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of non-US shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions form the Fund that are attributable to gain from "US real property interests" (USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a credit) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company , the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by any foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-US shareholder.

                           ORGANIZATION OF THE TRUST

DWS Advisor Funds, formerly Scudder Advisor Funds, BT Investment Funds and BT Tax-Free Investment Trust, is an open-end management company. Prior to February 6, 2006, DWS Advisor Funds was known as Scudder Advisor Funds. Prior to May 16, 2003, DWS Advisor Funds was known as BT Investment Funds. Prior to May 16, 1988, DWS Advisor Funds was known as BT Tax-Free Investment Trust. DWS Advisor Funds was organized on

July 21, 1986 under the laws of the Commonwealth of Massachusetts. Effective October 23, 2006, the Fund's Investment Class shares were renamed Class S shares.

The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of its respective Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. DWS Advisor Funds consists of eight separate series, including DWS International Equity Fund, which offers Class A, Class B, Class C and Class S shares. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series - no series of shares has any preference over any other series. The Trust may create and reserves the right to issue additional series of shares, and more than one class of shares of the Fund. The Trust's Amended and Restated Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below.

Shareholders are entitled to one vote for each share held.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders,

(f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                            PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the period ended October 31, 2005, are incorporated herein by reference to the Annual Reports to shareholders for the Fund dated October 31, 2005. A copy of the Fund's Annual Reports may be obtained without charge by contacting the Service Center at 1-800-728-3337.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

Account Access -- DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

DWS Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current DWS Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between DWS Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new DWS Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

DWS International Equity Fund                                Class S: 23336Y409

DWS International Equity Fund has a fiscal year ending October 31st.

The Fund's prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Investors Service, Inc.'s Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Division of The McGraw-Hill Companies'("Standard & Poor's") Corporate Bond Ratings

                                INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack an S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Standard & Poor's Commercial Paper Ratings

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.  Bond Ratings

                                INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                               SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Note:

(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

                       STATEMENT OF ADDITIONAL INFORMATION

                   March 1, 2006, as Revised October 23, 2006



Investment Advisor of the Portfolio
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY  10017

Administrator of the Portfolio
INVESTMENT COMPANY CAPITAL CORP.
One South Street
(Alex. Brown Building)
Baltimore, Maryland  21202

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL  60606

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA  02110

Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA  02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectuses, its Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                   February 1, 2006, as Revised October 23, 2006



DWS ADVISOR FUNDS (formerly known as "Scudder Advisor Funds")
     DWS Short Duration Plus Fund (formerly, Scudder Limited-Duration Plus Fund formerly, PreservationPlus Income Fund)
      Class S Shares (formerly Investment Class)

DWS Short Duration Plus Fund (the "Fund") is a separate series of DWS Advisor Funds (the "Trust"), a diversified, open-end, management investment company (mutual fund) offering shares of the Fund ("Shares") as described herein. The Trust was formerly known as Scudder Advisor Funds; as of February 6, 2006, the Trust changed its name to DWS Advisor Funds.

The Fund offers three classes of shares, Class S Shares (formerly Investment Class), Class A Shares and Class C Shares. This Statement of Additional Information includes information on the Fund's Class S Shares only. The Fund's Class S Shares Prospectus ("Prospectus")is dated February 1, 2006, as Revised October 23, 2006. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with a Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in a Prospectus. The Fund's and Portfolio's financial statements in the Fund's annual report for the fiscal year ended September 30, 2005, are incorporated herein by reference to the Annual Report to shareholders dated September 30, 2005. A copy of the Fund's and Portfolio's Annual Report may be obtained without charge by calling the Fund at the toll-free number 1-800-728-3337.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................1
   Investment Objective.......................................................1
   Investment Policies........................................................1
   Investment Restrictions...................................................32
   Portfolio Holdings Information............................................34

PURCHASE AND REDEMPTION OF SHARES............................................35

DIVIDENDS....................................................................42

NET ASSET VALUE..............................................................43

TRUSTEES AND OFFICERS........................................................44

MANAGEMENT OF THE TRUST......................................................55
   Service Plan..............................................................55
   Investment Advisor........................................................56
   Compensation of Portfolio Managers........................................57
   Administrator.............................................................60
   Custodian and Transfer Agent..............................................61
   Distributor...............................................................61
   Service Agent.............................................................62
   Counsel and Independent Registered Public Accounting Firm.................62

PORTFOLIO TRANSACTIONS.......................................................62

ORGANIZATION OF THE TRUST....................................................64

TAXES........................................................................65

OTHER TAXATION...............................................................69

PROXY VOTING GUIDELINES......................................................70

FINANCIAL STATEMENTS.........................................................71

APPENDIX.....................................................................72

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The Fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the Advisor to be of similar quality). The Fund invests in securities of varying maturities and normally seeks to maintain an average portfolio duration of no longer than three years. The Fund's net asset value per share will fluctuate based on changes in the market value of the securities it holds.

The  following  is a chart of the various  types of  securities  and  investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security  and  investment  strategy  may be used by the  Fund.  As a  matter  of nonfundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."

 -------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================
 KEY TO TABLE:
 |   Permitted without stated limit
 o   Permitted without stated limit, but not expected to be used to a significant extent
 X   Not permitted

 20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

 20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
 -------------------------------------------------------------------------------------------------------------------
 EQUITY SECURITIES
 -------------------------------------------------------------------------------------------------------------------
 Common Stock                                                                         X
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 Warrants                                                                            20%
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 Preferred Stock                                                                      X
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 Convertible Securities                                                               X
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 FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
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 Short-Term Instruments                                                               |
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 Obligations of Banks and Other Financial Institutions                                |
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 Certificates of Deposit and Banker's Acceptances                                     |
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 Commercial Paper                                                                     |
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 Variable Rate Master Demand Notes                                                    |
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 US Government Securities                                                             |
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 Corporate Debt Securities                                                            |
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 Custodial Receipts                                                                   o
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 Zero Coupon Securities and Deferred Interest Bonds                                   |
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 Variable Rate Securities                                                             |
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 Inverse Floating Rate Securities                                                     o
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 Lower-Rated Debt Securities                                                          |
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                                       1

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 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================

 Registered Loans                                                                     X
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 Put Bonds                                                                            |
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 Bank Loans                                                                           |
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 Other Debt Obligations                                                               |
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 MUNICIPAL SECURITIES
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 Municipal Notes                                                                      o
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 Tax Anticipation Notes                                                               o
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 Revenue Anticipation Notes                                                           o
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 Bond Anticipation Notes                                                              o
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 Tax and Revenue Anticipation Notes                                                   o
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 Construction Loan Notes                                                              o
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 Miscellaneous, Temporary and Anticipatory Instruments                                o
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 Tax-Exempt Commercial Paper                                                          o
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 Municipal Securities                                                                 o
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 General Obligation Bonds                                                             o
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 Revenue Bonds                                                                        o
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 Private Activity Bonds                                                               o
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 Tender Option Bonds                                                                  o
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 Municipal Leases, Certificates of Participation and
 Other Participation Interests                                                       5%
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 Pre-Refunded Securities                                                              o
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 Auction Rate Securities                                                              o
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 Pay-in-Kind Securities                                                               o
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 DERIVATIVE SECURITIES (OPTIONS)
 -------------------------------------------------------------------------------------------------------------------
 Options on Securities                                                                |
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 Options on Securities Indices                                                        |
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 Options on Non-US Securities Indices                                                 |
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 DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
 -------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                                                    |
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 Futures Contracts on Securities Indices, Foreign
 Currency and Interest Rates                                                          |
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 Options on Futures Contracts (including Contracts on
 Securities Indices)                                                                  |
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 DERIVATIVE SECURITIES (HEDGING STRATEGIES)
 -------------------------------------------------------------------------------------------------------------------
 Hedging Strategies                                                                   |
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 Swap Agreements                                                                      |
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 Credit Default Swaps                                                                15%
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 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
 -------------------------------------------------------------------------------------------------------------------
 Government Guaranteed Mortgage-Backed Securities                                     |
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 Ginnie Mae Certificates                                                              |
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 Fannie Mae Certificates                                                              |
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 Freddie Mac Certificates                                                             |
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  Multi-Class Mortgage-Backed Securities (CMOs and
 REMICs)                                                                              |
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 Privately Issued Commercial Mortgage-Backed Securities                               |
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 Agency Commercial Mortgage-Backed Securities                                         |
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 Mortgage Pass-Through Securities                                                     |
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 Stripped Mortgage-Backed Securities                                                  |
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 Adjustable Rate Mortgages                                                            |
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 Asset-Backed Securities                                                              |
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                                       2

-------------------------------------------------------- ----------------------------------------------------------
 INVESTMENT PRACTICE                                       DWS Short Duration Plus Fund
 ======================================================== ==========================================================

 SECURITIES OF NON-US ISSUERS
 -------------------------------------------------------------------------------------------------------------------
 Foreign Securities and Depository Receipts (ADRs,                                    |(1)
 EDRs, GDRs and IDRs)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Corporate Debt Securities                                                    |(1)
 -------------------------------------------------------- ----------------------------------------------------------
 Foreign Government Debt Securities                                                   |(1)
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 Investments in Emerging Markets                                                      |
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 CURRENCY MANAGEMENT
 -------------------------------------------------------------------------------------------------------------------
 Currency Exchange Transactions                                                       |
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 Currency Hedging Transactions                                                        |
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 Cross Hedging                                                                        X
 -------------------------------------------------------- ----------------------------------------------------------
 Forward Currency Exchange Contracts                                                  |
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 Options on Foreign Currencies                                                        |
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 OTHER INVESTMENTS AND INVESTMENT PRACTICES
 -------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                                                 15%
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 TBA Commitments                                                                      |
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 When-Issued and Delayed Delivery Securities                                         15%
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 Repurchase Agreements                                                                |
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 Reverse Repurchase Agreements                                                       5%
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 Mortgage Dollar Rolls                                                               5%
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 Lending of Portfolio Securities                                                     30%
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 Borrowing                                                                         33 1/3%
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 Short Sales                                                                          |
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 Other Investment Companies                                                      limits vary
 -------------------------------------------------------- ----------------------------------------------------------
 Temporary Defensive Investments                                                      |
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 Dow Jones CDX.NA.HY.3 and similar products                                           |
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 Concentration of Investment in Any One Industry                                     25%
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(1) May be denominated in any currency.

Short-Term Instruments

When the Fund experiences large cash inflows -- for example, through the sale of securities -- and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments and their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's"); outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks,
Federal  Land  Banks,  Maritime  Administration,   Tennessee  Valley

Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US
Government. STRIPS may be sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds."

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond's rating is downgraded.

Bank Loans. The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, interpretations of the Securities and Exchange Commission ("SEC") require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Variable and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund's investment quality standards relating to investments in bank obligations. The Advisor will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

Other variable and floating rate instruments include but are not limited to corporates, ABS, CMBS, MBS, CMOs, government and agency securities.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Municipal Securities. The Fund may invest to a limited extent in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the US (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations". General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of institutional investors such as the Fund may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal

Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, because of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of `non-appropriation' clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Advisor, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of the Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. The Fund may not invest more than 5% of its net assets in municipal leases.

The Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Private Activity and Industrial Development Bonds. The Fund may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Advisor, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate. The Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. Auction rate securities in which the Fund may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies.

Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by the Fund (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Fund may invest a portion of its assets in US dollar-denominated and non-US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may fluctuate because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral.

Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which usually are readily marketable, dollar-denominated and rated BBB category or higher by S&P or Baa category or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities -- Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund may pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities. The Fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
("PCs"). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is highly volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, the Cost of Funds Index may not reflect at any given time the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered  under  the  1933  Act  are  referred  to as  private  placements  or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including but not limited to repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission ("SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into "To Be Announced" ("TBA") purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.

Additional US Government Obligations. The Fund may invest in obligations issued or guaranteed by US government agencies or instrumentalities. US government securities are high-quality debt securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

Lower-Rated Debt Securities ("Junk Bonds"). The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch Inc. ("Fitch"), or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as "junk bonds" or "high yield debt securities," are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees of the Fund, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yield debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

Securities of Foreign Issuers

Investment in Emerging Markets. The Fund may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized, or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Fund's investments in these countries illiquid and more volatile than investments in most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or prospects of an investment in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

Derivatives

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund may use derivatives for non-hedging purpose, such as to enhance return. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investments in options, futures, forward contracts and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

The Fund is operated by persons who have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may also engage in options transactions in the over-the-counter ("OTC") market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Board of Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and, therefore, subject to the Fund's limit on investments in illiquid securities.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Fund reallocate its investments among different types of Fixed Income Securities

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Advisor is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.

Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a "spot" basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts
("forward currency contracts") or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market. Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a "spread" or profit on each transaction.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund may use forward currency transactions in an attempt to hedge against losses, or where possible, to add to investment returns. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.

Using forward currency contracts in an attempt to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund's commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund's commitments. The securities will be marked-to-market on a daily basis.

The Fund generally will not enter into a forward currency contract with a term of greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

While the Fund will enter into forward currency contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.

Futures Contracts and Related Options

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates, as an efficient means of managing allocations between asset classes and to enhance return.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund's having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value." of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund's assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.

The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund's underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Advisor may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the SEC, the Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Global Asset Allocation Strategy ("GAA Strategy"). In connection with the GAA Strategy and in addition to the securities described above, the Fund may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Securities Representing Securities of Foreign Issuers. The Fund's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs," also referred to as International Depositary Receipts or "IDRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Fund Trust Board. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by, among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Mortgage Dollar Rolls. The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Fund will not borrow money (including through reverse repurchase agreements or dollar roll transactions) in excess of 5% of the Fund's total assets (taken at cost), for any purpose, except that it may borrow for temporary or emergency purposes up to 1/3 of its net assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to exemptive orders granted by the SEC, the Fund may invest up to 25% of its total assets in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require the Fund to cover the Fund's obligations with respect to these strategies with cash or liquid securities to the extent they are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. The assets used as cover must at all times equal or exceed the Fund's obligations with respect to these strategies. Assets used as cover cannot be sold or transferred unless equivalent assets are substituted in their place or cover is no longer necessary. As a result, there is a possibility that using a large percentage of the Fund's assets as cover could impede the Advisor or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into such securities without additional consideration) or to use assets as cover (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to use assets as cover (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to use assets as cover (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any assets used as cover (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

There is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund may not invest more than 15% of its total assets in purchased protective put options. The Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Investment Objective. The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix of this SAI.

Investment Restrictions

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. The phrase "majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as the Fund.

Fundamental Restrictions

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, the Fund may not:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

7. make loans to other persons, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Restrictions

In order to comply with certain statutes and policies and for other reasons, the Fund will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Trust without shareholder approval):

i. purchase any security or evidence of interest therein on margin, except that short-term credits necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

ii. sell securities it does not own (short sales). (This restriction does not preclude short sales "against the box" (that is, sales of securities (a) the Fund contemporaneously owns or (b) where the Fund has the right to obtain securities equivalent in kind and amount to those sold). (The Fund has no current intention to engage in short selling);

iii. purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger;

iv. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Fund Trust Board to be liquid); and

v. acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's Prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains nonpublic. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how each fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

The Fund's shares are available for purchase by any investor who meets the minimum investment and other requirements to purchase Fund shares, as well as individual retirement accounts and individuals purchasing through participant-directed employee benefit plans. The Fund reserves the right to reject any purchase order.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund (including any applicable sales charge) next determined after receipt in good order by DWS Scudder Distributors Inc., the Fund's distributor ("DWS-SDI" or the "Distributor") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS- SDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent" or "DWS-SISC"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to DWS-SISC in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectus.

Eligible Class S Investors.

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         5. Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

         8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

         9. Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

         10. Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.       The following  additional  investors may purchase Class S shares of DWS
         Funds.

         1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system. Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Sale or Redemption of Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss equal to the difference between the amount realized and the basis in such shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund, NY Tax-Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. - Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain a Prospectus of the Fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared and to have been paid by the Fund not later than such December 31.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in Shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. The Fund will reinvest dividend checks (and future dividends) in Shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in Shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in Shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in Shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

Dividends received deduction. Dividends from domestic corporations may comprise a part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

                                 NET ASSET VALUE

The net asset value of Shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts that trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used. If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presen information regarding the Board Mts certain Trust. Each Board Member's yeaembers of the set forth in parentheses afterr of birth is name. Unless otherwise noted, ( his or her Member has engaged in thei) each Board occupation(s) noted in the table principal the most recent five years, for at least necessarily in the same capacity, although not address of each Independent Board and (ii) the is, they are not "interested Member, that defined in the 1940 Act) of the persons" (as Advisor, is c/o Dawn-Marie Dris Trust or the 100176, Cape Coral, FL 33904. coll, PO Box office for each Board Member i The term of election and qualification of a ss until the until such Board Member sooner diuccessor, or is removed or as otherwise proes, resigns, governing documents of the Trust.vided in the Fund does not hold an annual Because the shareholders, each Board Membe meeting of office for an indeterminate perior will hold Members may also serve in similad. The Board with other funds in the DWS fund cr capacities

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of         Business Experience and Directorships During the Past              Complex
Time Served                 5 Years                                                            Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive           88
Chairman since 2006        Fellow, Center for Business Ethics, Bentley College;
Board Member since         formerly, Partner, Palmer & Dodge (1988-1990); Vice
2006                       President of Corporate Affairs and General Counsel, Filene's
                           (1978-1988). Directorships: Advisory Board, Center for
                           Business Ethics, Bentley College; Trustee, Southwest Florida
                           Community Foundation (charitable organization); Director,
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005).  Former
                           Directorships: Investment Company Institute (audit,
                           executive, nominating committees) and Independent Directors
                           Council (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------

                                       44

--------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of         Business Experience and Directorships During the Past              Complex
Time Served                 5 Years                                                            Overseen
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships:                 86
 (1943)                    Association of Public Television Stations; Becton Dickinson
 Board Member since        and Company (medical technology company); Belo Corporation
 2006                      (media company); Boston Museum of Science; Public Radio
                           International; DWS Global High Income Fund, Inc. (since
                           October 2005); DWS Global Commodities Stock Fund, Inc.
                           (since October 2005). Former Directorships: American Public
                           Television; Concord Academy; New England Aquarium; Mass.
                           Corporation for Educational Telecommunications; Committee
                           for Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series            88
Board Member since         of private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor);
                           Cloverleaf Transportation Inc. (trucking); Natural History,
                           Inc. (magazine publisher); Box Top Media Inc. (advertising),
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business           86
(1945)                     (1997-present); Director, DWS Global High Income Fund, Inc.
Board Member since         (since 2001) and DWS Global Commodities Stock Fund, Inc.
2006                       (since 2004); Member, Finance Committee, Association for
                           Asian Studies (2002-present); Director, Mitsui Sumitomo
                           Insurance Group (US) (2004-present); prior thereto, Managing
                           Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of               88
(1937)                     Business, New York University (since September 1965);
Board Member since         Director, Japan Equity Fund, Inc. (since January 1992), Thai
1999                       Capital Fund, Inc. (since January 2000), Singapore Fund,
                           Inc. (since January 2000), DWS Global High Income Fund, Inc.
                           (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Formerly, Trustee, TIAA (pension funds)
                           (January 1996-January 2000); Trustee, CREF and CREF Mutual
                           Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G.
                           Cowen Mutual Funds (January 1985-January 2001)
--------------------------------------------------------------------------------------------------------------------

                                       45

--------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of         Business Experience and Directorships During the Past              Complex
Time Served                 5 Years                                                            Overseen
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and                    88
(1946)                     Professor, Finance Department, The Wharton School,
Board Member since         University of Pennsylvania (since July 1972); Director,
1999                       Lauder Institute of International Management Studies (since
                           July 2000); Co-Director, Wharton Financial Institutions
                           Center (since July 2000); Director, DWS Global High Income
                           Fund, Inc. (since October 2005), DWS Global Commodities
                           Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate
                           Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund
                           II, Inc. (since April 2005). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June
                           2000)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real              88
(1933)                     estate) (since 1995); Director, DWS Global High Income Fund,
Board Member since         Inc. (since October 2005), DWS Global Commodities Stock
2002                       Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund,
                           Inc. (since April 2005) and DWS RREEF Real Estate Fund II,
                           Inc. (since April 2005). Formerly, Trustee of various
                           investment companies managed by Sun Capital Advisors, Inc.
                           (1998-2005), Morgan Stanley Asset Management (1985-2001) and
                           Weiss, Peck and Greer (1985-2005)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable             88
(1951)                     Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since         Thomas Jefferson Foundation (charitable organization) (1994
2002                       to present); Trustee, Executive Committee, Philadelphia
                           Chamber of Commerce (2001 to present); Director, DWS Global
                           High Income Fund, Inc. (since October 2005), DWS Global
                           Commodities Stock Fund, Inc. (since October 2005), DWS RREEF
                           Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real
                           Estate Fund II, Inc. (since April 2005). Formerly, Executive
                           Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member,
                           Investor Education (charitable organization) (2004-2005)
---------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and                   88
(1935)                     financial consulting) (since November 1988); Director, DWS
Board Member since         Global High Income Fund, Inc. (since October 2005), DWS
1996                       Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since October 2002) and
                           DWS RREEF Real Estate Fund II, Inc. (since August 2003).
                           Formerly, Director, Financial Industry Consulting, Wolf &
                           Company (consulting) (1987-1988); President, John Hancock
                           Home Mortgage Corporation (1984-1986); Senior Vice President
                           of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------

                                       46

--------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of         Business Experience and Directorships During the Past              Complex
Time Served                 5 Years                                                            Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 7 open-end            88
(1946)                     mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since         October 1998); Director, DWS Global High Income Fund, Inc.
2002                       (since October 2005), DWS Global Commodities Stock Fund,
                           Inc.  (since  October  2005),  DWS RREEF Real  Estate
                           Fund,  Inc.  (since  April  2005) and DWS RREEF  Real
                           Estate Fund II, Inc.  (since April  2005).  Formerly,
                           Pension   &    Savings    Trust    Officer,    Sprint
                           Corporation((1)) (telecommunications)
                          (November 1989-October 2003)
------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US               88
(1943)                     Government Accountability Office (1996-1997); Partner,
Board Member since         Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
2006                       Directorships: The William and Flora Hewlett Foundation;
                           Service Source, Inc.; DWS Global High Income Fund, Inc.
                           (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Former Directorships: Mutual Fund
                           Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans)
                            (1987-1990 and 1994-1996)
------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);              86
(1936)                     formerly, President (interim) of Williams College
Board Member since         (1999-2000); President, certain funds in the Deutsche Asset
2006                       Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American
                           Science & Engineering (x-ray detection equipment); ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak);
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005);
                           formerly, Chairman and Member, National Transportation
                           Safety Board
------------------------------------------------------------------------------------------------------------

                                       47

Interested Board Member


--------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of        Business Experience and Directorships During the Past               Complex
Time Served                5 Years                                                             Overseen
--------------------------------------------------------------------------------------------------------------------
Axel Schwarzer(2)          Managing Director(4), Deutsche Asset Management; Head of              86
(1958)                     Deutsche Asset Management Americas; CEO of DWS Scudder;
Board Member since         Director of DWS Global High Income Fund, Inc. (since August
2006                       2006), DWS Global Commodities Stock Fund, Inc. (since August
                           2006); formerly, board member of DWS Investments, Germany
                           (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and
                           operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
------------------------------------------------------------------------------------------------------------

Officers(3)


 ------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of        Business Experience and Directorships During the Past               Complex
Time Served                5 Years                                                             Overseen
-------------------------------------------------------------------------------------------------------------
Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management                      n/a
(1965)                     (2006-present); President, The Central Europe and Russia
President, 2006-present    Fund, Inc. (since June 2006), The European Equity Fund,
                           Inc. (since June 2006), The Korea Fund, Inc. (since June
                           2006), The New Germany Fund, Inc. (since June 2006), DWS
                           Global High Income Fund, Inc. (since June 2006), DWS Global
                           Commodities Stock Fund, Inc. (since June 2006), DWS RREEF
                           Real Estate Fund, Inc. (since June 2006), DWS RREEF Real
                           Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                           Development (2000-2004), Merrill Lynch Investment Managers;
                           Senior Vice President Operations, Merrill Lynch Asset
                           Management (1999-2000)
------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)   Director(4), Deutsche Asset Management                               n/a
 Vice President and
 Secretary, 2003-present
------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)       Managing Director(4), Deutsche Asset Management (since July          n/a
 (1963)                    2004); formerly, Executive Director, Head of Mutual Fund
 Chief Financial           Services and Treasurer for UBS Family of Funds (1998-2004);
 Officer, 2004-present     Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present   Global Asset Management (1994-1998)
------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)    Vice President, Deutsche Asset Management (since June                n/a
 (1963)                    2005); Counsel, New York Life Investment Management LLC
 Assistant Secretary,      (2003-2005); legal associate, Lord, Abbett & Co. LLC
 2005-present              (1998-2003)
------------------------------------------------------------------------------------------------------------

                                       48

Name, Year of Birth,                                                                           Number of
Position Held with the                                                                         Funds in Fund
Trust and Length of        Business Experience and Directorships During the Past               Complex
Time Served                5 Years                                                             Overseen
-------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)       Director(4), Deutsche Asset Management (since September              n/a
 (1962)                    2005); Counsel, Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)       Managing Director(4), Deutsche Asset Management                      n/a
 (1962)
 Assistant Secretary,
 2002-present
------------------------------------------------------------------------------------------------------------
 Scott M. McHugh(6)        Director(4), Deutsche Asset Management                               n/a
 (1971)
 Assistant Treasurer,
 2005-present
------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan         Director(4), Deutsche Asset Management                               n/a
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------
 John Robbins(5)  (1966)   Managing Director(4), Deutsche Asset Management (since               n/a
 Anti-Money Laundering     2005); formerly, Chief Compliance Officer and Anti-Money
 Compliance Officer,       Laundering Compliance Officer for GE Asset Management
 2005-present              (1999-2005)
------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)    Managing Director(4), Deutsche Asset Management                      n/a
 Chief Compliance          (2004-present); formerly, Chief Compliance Officer/Chief
 Officer, 2006-present     Risk Officer, Robeco USA (2000-2004); Vice President, The
                           Prudential Insurance Company of America (1988-2000); E.F.
                           Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------
 A. Thomas Smith(5)        Managing Director(4), Deutsche Asset Management                      n/a
 (1956)                    (2004-present); formerly, General Counsel, Morgan Stanley
 Chief Legal Officer,      and Van Kampen and Investments (1999-2004); Vice President
 2005-present              and Associate General Counsel, New York Life Insurance
                           Company (1994-1999); senior attorney, The Dreyfus
                           Corporation (1991-1993); senior attorney, Willkie Farr &
                           Gallagher  (1989-1991); staff attorney, US Securities &
                           Exchange Commission and the Illinois Securities Department
                           (1986-1989)
------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.


 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair),

Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith
R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, Messrs. Becton, Froewiss, Fox, and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.


                                                           Aggregate Compensation from      Total Compensation
                                 Aggregate Compensation     Scudder Limited-Duration         from Fund and
Name of Board Member                   from Fund                 Plus Portfolio            DWS Fund Complex(1)
--------------------                   ----------                --------------            -------------------

Henry P. Becton, Jr.(3)(4)                 $0                           $0                     $164,000
Dawn-Marie Driscoll(2)(3)(4)(5)            $0                           $0                     $203,829
Keith R. Fox(3)(4)(5)                      $0                           $0                     $184,829
Kenneth C. Froewiss(3)(5)(6)               $0                           $0                     $129,687
Martin J. Gruber(7)(9)                    $567                      $3,505                     $135,000
Richard J. Herring(7)(8)(9)               $567                      $3,532                     $136,000

                                       51

                                                           Aggregate Compensation from      Total Compensation
                                 Aggregate Compensation     Scudder Limited-Duration         from Fund and
Name of Board Member                   from Fund                 Plus Portfolio            DWS Fund Complex(1)
--------------------                   ----------                --------------            -------------------

Graham E. Jones(7)(9)                     $567                      $3,744                     $144,000
Rebecca W. Rimel(7)(8)(9)                 $567                      $3,728                     $146,280
Philip Saunders, Jr.(7)(9)                $567                      $3,820                     $145,000
William N. Searcy, Jr.(7)(9)              $567                      $3,940                     $150,500
Jean Gleason Stromberg(3)(4)(5)            $0                           $0                     $178,549
Carl W. Vogt(3)(4)(5)                      $0                           $0                     $162,049

(1)      The DWS Fund Complex is composed of 167 funds.

(2) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5) Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6) Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7) During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2005.

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial      Ownership in all Funds Overseen by
                                                   Ownership                         Board Member
Board Member                                      in the Fund                 in the DWS Fund Complex(2)
------------                                      -----------                 --------------------------

Independent Board Member:

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:

Axel Schwarzer                                       None                                 None(3)

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

(3) Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                    Owner and                                    Securities on     Class on an
        Independent             Relationship to                     Title of     an Aggregate       Aggregate
        Board Member              Board Member         Company        Class          Basis            Basis
        ------------              ------------         -------        -----          -----            -----

Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Kenneth C. Froewiss                                      None
Martin J. Gruber                                         None
Richard J. Herring                                       None
Graham E. Jones                                          None
Rebecca W. Rimel                                         None
Philip Saunders, Jr.                                     None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Carl W. Vogt                                             None

Securities Beneficially Owned

As of January 20, 2006, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of January 20, 2006, 766,994.728 shares in the aggregate, or 7.33% of the outstanding shares of DWS Short Duration Plus Fund, Class A were held in the name of Morgan Stanley DW ATTN Mutual Fund Operations Jersey City NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 2,635,062.930 shares in the aggregate, or 20.21% of the outstanding shares of DWS Short Duration Plus Fund, Class C were held in the name of Morgan Stanley DW ATTN Mutual Fund Operations Jersey City NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 11,814,764.878 shares in the aggregate, or 26.25% of the outstanding shares of DWS Short Duration Plus Fund, Investment Class (now Class
S) were held in the name of Charles Schwab & Co Omnibus  Account  Reinvest ATTN:
Mutual Fund Acct Mgmt Team San Francisco CA 94104 who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private
Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Trust's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreement between the investment advisor and the Fund.

                             MANAGEMENT OF THE TRUST

Distribution and Service Plans

The Fund may enter into Shareholder Servicing Agreements with respect to its Class S Shares pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule.

Prior to the Fund renaming Investment Class shares to Class S shares, the Fund had adopted a service plan for its Investment Class shares, under which the Fund paid Investment Company Capital Corp. ("ICCC") service fees at an aggregate annual rate of up to 0.25% of the class's average daily net assets. ICCC provided information and administrative services to the Fund. ICCC in turn had various agreements with financial services firms to provide personal services and/or account maintenance services to their customers and pays those fees based upon the assets of shareholder accounts the firms serviced. For the fiscal year ended September 30, 2005, the Fund incurred $1,221,644, all of which was waived, in shareholder servicing fees for Investment Class shares.

The table below sets forth, for the fiscal year ended September 30, 2005, the shareholder servicing fees paid by the Fund:

                           Shareholder Servicing Fee


                                                                   Amount Waived

Class S                                     $1,221,644              $1,221,644

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, Officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

DeAM, Inc. is the Fund's investment advisor. The Advisor is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of the Advisor may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers in various types of such obligations. The Advisor has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Board and shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") between the Trust and DeAM, Inc. for the Fund. Pursuant to the Investment Management Agreement, DeAM, Inc. provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, DeAM, Inc. determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as adopted by the Board of Trustees. DeAM, Inc. will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies. For all services provided under the Investment Management Agreement, the Fund pays DeAM, Inc. a fee of 0.50% on the first $500 million in average daily net assets, which declines to a fee of 0.485% on the next $500 million in average daily net assets, and to 0.470% on the next $1.0 billion in average daily net assets, and to 0.455% thereafter. Prior to July 1, 2006, the Advisor received a fee from the Fund, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the

Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

The Investment Management Agreement provides that DeAM, Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DeAM, Inc. in the performance of its duties or from reckless disregard by DeAM, Inc. of its obligations and duties under the Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Fund shareholders also approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DeIM") (the "DeIM Agreement"). The terms of the DeIM Agreement are identical to the terms of the Investment Management Agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. The DeIM Agreement may be implemented within two years of the date of the shareholder meeting approving the agreement, upon approval by the members of the Fund board who are not "interested persons" as defined in the 1940 Act. Once approved by the members of the Fund's board who are not interested persons, DeIM will provide continuing investment management of the assets of the Fund on terms that are identical to the terms of the Investment Management Agreement, except as described above.

For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Advisor earned $11,339,303, $16,152,288 and $9,183,185, respectively,
for   compensation   of   investment   advisory   services   provided   to   the
PreservationPlus Income Portfolio, the master portfolio in which the Fund previously invested all of its assets. For the same periods, the Advisor reimbursed $1,492,773, $2,487,526 and $3,508,421, respectively, to the Portfolio to cover expenses.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's Prospectus, as of the date of the Fund's Prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

DWS Short Duration Plus Fund:
-----------------------------

                                                  Dollar Range of              Dollar Range of All DWS Fund Shares
Name of Portfolio Manager                        Fund Shares Owned                            Owned
-------------------------                        -----------------                            -----

Andrew P. Cestone                                        $0                              Over $1,000,000
William Chepolis                                         $0                            $100,001 - $500,000
Robert Wang                                              $0                           $500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the relevant Fund, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of
                                      Registered          Registered         Number of Investment      Total Assets of
                                      Investment          Investment         Company Accounts with    Performance-Based
Name of Portfolio Manager              Companies           Companies         Performance-Based Fee       Fee Accounts
-------------------------              ---------           ---------         ---------------------       ------------

Andrew P. Cestone                         32            $4,114,849,855                 0                      $0
William Chepolis                          12            $5,363,356,166                 0                      $0
Robert Wang                               24            $3,196,324,109                 0                      $0

Other Pooled Investment Vehicles Managed:

                                      Number of                                  Number of Pooled
                                       Pooled          Total Assets of          Investment Vehicle        Total Assets of
                                     Investment       Pooled Investment            Accounts with         Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles            Performance-Based Fee        Fee Accounts
-------------------------             --------             --------            ---------------------        ------------

Andrew P. Cestone                         7              $176,185,815                    0                       $0
William Chepolis                          0                   $0                         0                       $0
Robert Wang                               8              $310,907,011                    0                       $0

Other Accounts Managed:

                                                                                                          Total Assets of
                                      Number of     Total Assets of Other    Number of Other Accounts    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts         with Performance-Based Fee      Fee Accounts
-------------------------          --------------          --------         --------------------------      ------------

Andrew P. Cestone                        21              $103,482,088                    0                       $0
William Chepolis                          1              $155,097,051                    0                       $0
Robert Wang                              42             $5,931,819,912                   2                  $72,612,600

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator

The Fund recently entered into a new administrative services agreement (the "Administrative Services Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Administrator"), 345 Park Avenue, New York, New York 10154, pursuant to which DeIM provides most administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the DeIM a fee of 0.10% of the Fund's average daily net assets. DeIM pays the Accounting Agency and Transfer Agency fees out of such Administrative Services Agreement fee.

Under the Administrative Services Agreement, DeIM is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. DeIM provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Prior to July 1, 2006, ICCC received a fee of 0.35% of the Fund's average daily net assets for serving as administrator of the Fund. For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, ICCC earned $4,499,656, $7,192,789 and $3,660,465, respectively, as compensation for administrative and other services provided to the Fund. During the same periods, ICCC waived $4,200,488, $6,208,838 and $453,691, respectively, to the Fund to cover expenses. For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, ICCC earned $907,875, $1,319,427 and $661,100, respectively, for administrative and other services provided to the Portfolio.

The advisor and administrator have contractually agreed through September 30, 2007 to waive a portion of their fees and reimburse expenses so that total operating expenses will not exceed 0.86% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Custodian and Transfer Agent

The Fund  employs  State  Street Bank and Trust  Company  ("SSB")  225  Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS-SISC serves as the Fund's Transfer Agent. DWS-SISC is located at 222 South Riverside Plaza, Chicago, IL 60606-5808. Prior to December 16, 2002, ICCC served as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DWS-SISC may be reimbursed by the Fund for its out-of-pocket expenses. DWS-SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Distributor

DWS-SDI, an affiliate of the Advisor, is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, acts as Independent Registered Public Accounting Firm of the Fund for the fiscal year ended September 30, 2005.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Trust's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Portfolio paid brokerage commissions in the amount of $247,160, $0 and $0, respectively.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005, the Fund did not hold any securities of its broker dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

Portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objectives. High turnover can increase the Fund's transaction costs, thereby lowering its returns. For the fiscal years ended September 30, 2004 and September 30, 2005, the Portfolio's turnover rates were 120% and 298%, respectively.

                            ORGANIZATION OF THE TRUST

The Fund is a series of DWS Advisor Funds. The Trust is a Massachusetts business trust organized under the laws of Massachusetts on July 21, 1986, and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds as of February 6, 2006. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

As of the date hereof,  the Trustees have  established  three classes of shares:
Class S shares, Class A shares and Class C shares. Effective October 23, 2006, the Fund's Investment Class shares were renamed Class S shares.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders,

(f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income);

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c) The Fund is required to distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to tax at regular corporate rates, currently at a maximum rate of 35%, on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Taxation of Fund Distributions

Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain assuming certain holding period and other requirements are met. The Fund does not expect to generate substantial amounts of qualified dividend income.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The Fund is permitted to pay "exempt-interest dividends" to its shareholders in any year that, at the close of each quarter, at least 50% of the value of the
Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are generally treated as interest excludable from the shareholders' gross income for federal income tax purposes; exempt-interest dividends may, however, be taxable for alternative minimum tax purposes. If the Fund were to qualify to pay exempt-interest dividends, it would be required to inform its shareholders of the percentage of its distributions that qualify as exempt-interest dividends within 60 days of its fiscal year end. The Fund does not expect to pay any exempt-interest dividends.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or fewer will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If any dividends from domestic corporations constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations assuming certain holding period and other requirements are met. The Fund does not expect to earn a substantial amount of dividend income.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to the Fund and its shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Tax Effects of Certain Transactions

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize recognition of taxable income in excess of any cash received from the investment.

A tax-exempt shareholder will generally not recognize unrelated business taxable income ("UBTI") on its investment in the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund holds residual interests in REMICs or invests in real estate investment trusts that hold taxable REIT subsidiaries or residual interests in REMICs, or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Other Tax Considerations

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code (and, in the case of the Trust, provided that each of its other series continues to qualify as a regulated investment company under Subchapter M of the Code).

Non-US Shareholders

Taxation of dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Every non-US shareholder is urged to consult his own tax advisor with respect to the application of this legislation to his own circumstances.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund . Prospective shareholders are advised to consult their Plan documents and their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 2005 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2005. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

Description of Moody's Corporate Bond Ratings

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings
Investment Grade

AAA
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

Description of Moody's Short-Term Debt Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings

A-1 An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch's Commercial Paper Ratings

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes

"+" or "-" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Rating Watch: Ratings are placed on Rating

Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                             STATEMENT OF ADDITIONAL INFORMATION

                                   February 1, 2006, as revised October 23, 2006



Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY 10154

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY  10154
Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
125 High Street
Boston, MA 02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP    #23336Y 755 --Class S Shares

                       STATEMENT OF ADDITIONAL INFORMATION
                   June 30, 2006, as Revised October 23, 2006


                                DWS ADVISOR FUNDS

                          DWS Lifecycle Long Range Fund
                                (Class S shares)


DWS Advisor Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information ("SAI") provides supplementary information pertaining to the DWS Lifecycle Long Range Fund (the "Fund"), and its Class S shares (formerly Investment Class).

The Fund commenced investment operations as a series of the Trust on July 10, 2006 (the "Fund Reorganization Date"). Prior to the Fund Reorganization Date, the Fund was organized as a series of DWS Advisor Funds III - an open-end, management investment company known as DWS LifeCycle Long Range Fund (the "Predecessor Fund"). On July 10, 2006, the Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund in a reorganization. The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund.

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") serves as investment adviser to the Fund.

The Fund's Prospectus, which is dated June 30, 2006, as revised October 23, 2006, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI, free of charge by calling the Trust at the telephone number listed below or by contacting the Fund's Service Center at 1-800-728-3337 or any service agent ("financial advisor") (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the
Fund). This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The audited financial statements for the Investment Class of the Lifecycle Predecessor Fund, together with accompanying Notes, for the fiscal year ended March 31, 2006, are incorporated herein by reference to the Annual Report to shareholders for the Lifecycle Predecessor Fund dated March 31, 2006. A copy of the Lifecycle Predecessor Fund's Annual Report may be obtained without charge by calling the Transfer Agent at 1-800-728-3337.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


INVESTMENT OBJECTIVES AND POLICIES..........................................1
       Investment Objectives................................................1

PORTFOLIO HOLDINGS INFORMATION.............................................43

INVESTMENT RESTRICTIONS....................................................44

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...........................46

VALUATION OF SECURITIES....................................................48

PURCHASE AND REDEMPTION OF SHARES..........................................50

DIVIDENDS..................................................................56

MANAGEMENT OF THE TRUST AND FUND...........................................58

TRUSTEES AND OFFICERS......................................................58

CODE OF ETHICS.............................................................68

SERVICE PROVIDERS..........................................................69
       Investment Advisor..................................................69
       Subadvisors.........................................................71
       Custodian and Transfer Agent........................................80
       Distributor.........................................................81
       Counsel and Independent Registered Public Accounting Firm...........81

PROXY VOTING GUIDELINES....................................................81

ORGANIZATION OF THE TRUST..................................................82

TAXES......................................................................84

FINANCIAL STATEMENTS.......................................................90

ADDITIONAL INFORMATION.....................................................90

APPENDIX...................................................................92

                       INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund seeks high total return with reduced risk over the long term.

The Fund seeks to achieve its investment objective by allocating investments among three asset classes: stocks, bonds, and short-term instruments. There can, of course, be no assurance that the Fund will achieve its investment objective.

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund. As a matter of non-fundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."


--------------------------------------------------------------------------------------------- ----------------------------------
                                    INVESTMENT PRACTICE                                                     Fund
--------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
*      Permitted without stated limit
#      Permitted without stated limit, but not expected to be used to a significant extent
X      Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

--------------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
--------------------------------------------------------------------------------------------- ----------------------------------
Common Stock                                                                                                  *
--------------------------------------------------------------------------------------------- ----------------------------------
Warrants                                                                                                      *
--------------------------------------------------------------------------------------------- ----------------------------------
Preferred Stock                                                                                               *
--------------------------------------------------------------------------------------------- ----------------------------------
Convertible Securities                                                                                        *
--------------------------------------------------------------------------------------------- ----------------------------------
Medium-Capitalization Stocks                                                                                  *
--------------------------------------------------------------------------------------------- ----------------------------------
Small Capitalization Stocks                                                                                   *
--------------------------------------------------------------------------------------------- ----------------------------------
Micro Capitalization Stocks                                                                                   *
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------------------- ----------------------------------
Short-Term Instruments                                                                                        #
--------------------------------------------------------------------------------------------- ----------------------------------
Obligations of Banks and Other Financial Institutions                                                         #
--------------------------------------------------------------------------------------------- ----------------------------------
Certificates of Deposit and Bankers' Acceptances                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Commercial Paper                                                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Variable Rate Master Demand Notes                                                                             #
--------------------------------------------------------------------------------------------- ----------------------------------
US Government Securities                                                                                      #
--------------------------------------------------------------------------------------------- ----------------------------------
Custodial Receipts                                                                                            #
--------------------------------------------------------------------------------------------- ----------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                                            #
--------------------------------------------------------------------------------------------- ----------------------------------
Variable Rate Securities                                                                                      #
--------------------------------------------------------------------------------------------- ----------------------------------
Inverse Floating Rate Securities                                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Lower-Rated Debt Securities                                                                                  5%
--------------------------------------------------------------------------------------------- ----------------------------------
Registered Loans                                                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Put Bonds                                                                                                     #
--------------------------------------------------------------------------------------------- ----------------------------------
Other Debt Obligations                                                                                        #
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MUNICIPAL SECURITIES
--------------------------------------------------------------------------------------------- ----------------------------------
Municipal Notes                                                                                               #
--------------------------------------------------------------------------------------------- ----------------------------------



--------------------------------------------------------------------------------------------- ----------------------------------
                                    INVESTMENT PRACTICE                                                     Fund
--------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
*      Permitted without stated limit
#      Permitted without stated limit, but not expected to be used to a significant extent
X      Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------------------------------------------------------
Tax Anticipation Notes                                                                                        #
--------------------------------------------------------------------------------------------- ----------------------------------
Revenue Anticipation Notes                                                                                    #
--------------------------------------------------------------------------------------------- ----------------------------------
Bond Anticipation Notes                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Tax and Revenue Anticipation Notes                                                                            #
--------------------------------------------------------------------------------------------- ----------------------------------
Construction Loan Notes                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Miscellaneous, Temporary and Anticipatory Instruments                                                         #
--------------------------------------------------------------------------------------------- ----------------------------------
Tax-Exempt Commercial Paper                                                                                   #
--------------------------------------------------------------------------------------------- ----------------------------------
Municipal Bonds                                                                                               #
--------------------------------------------------------------------------------------------- ----------------------------------
General Obligations Bonds                                                                                     #
--------------------------------------------------------------------------------------------- ----------------------------------
Revenue Bonds                                                                                                 #
--------------------------------------------------------------------------------------------- ----------------------------------
Private Activity Bonds                                                                                        #
--------------------------------------------------------------------------------------------- ----------------------------------
Tender Option Bonds                                                                                           #
--------------------------------------------------------------------------------------------- ----------------------------------
Municipal Leases, Certificates of Participation and Other Participation Interests                             #
--------------------------------------------------------------------------------------------- ----------------------------------
Pre-Refunded Securities                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Auction Rate Securities                                                                                       #
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
--------------------------------------------------------------------------------------------- ----------------------------------
Options on Securities                                                                                         #
--------------------------------------------------------------------------------------------- ----------------------------------
Options on Securities Indices                                                                                 #
--------------------------------------------------------------------------------------------- ----------------------------------
Options on Non-US Securities Indices                                                                          #
--------------------------------------------------------------------------------------------- ----------------------------------
Yield Curve Options                                                                                           #
--------------------------------------------------------------------------------------------- ----------------------------------
Spreadlocks                                                                                                   #
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
--------------------------------------------------------------------------------------------- ----------------------------------
Futures Contracts                                                                                            5%
--------------------------------------------------------------------------------------------- ----------------------------------
Futures Contracts on Securities Indices                                                                      5%
--------------------------------------------------------------------------------------------- ----------------------------------
Options on Futures Contracts (including Contracts on Security Indices)                                        #
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (SWAPS)
--------------------------------------------------------------------------------------------- ----------------------------------
Swaps Agreements                                                                                              #
--------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (HEDGING STRATEGIES)
--------------------------------------------------------------------------------------------- ----------------------------------
Hedging Strategies                                                                                            #
--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------------------- ----------------------------------
Government Guaranteed Mortgage-Backed Securities                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Ginnie Mae Certificates                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Fannie Mae Certificates                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Freddie Mac Certificates                                                                                      #
--------------------------------------------------------------------------------------------- ----------------------------------
Multi-Class Mortgage-Backed Securities (CMOs and REMICs)                                                      #
--------------------------------------------------------------------------------------------- ----------------------------------
Privately Issued Mortgage -Backed Securities                                                                  #
--------------------------------------------------------------------------------------------- ----------------------------------
Mortgage Pass-Through Securities                                                                              #
--------------------------------------------------------------------------------------------- ----------------------------------
Stripped-Mortgage Backed Securities                                                                           #
--------------------------------------------------------------------------------------------- ----------------------------------
Adjustable Rate Mortgages -- Interest Rate Indices                                                             #
--------------------------------------------------------------------------------------------- ----------------------------------
Asset-Backed Securities                                                                                       #
--------------------------------------------------------------------------------------------- ----------------------------------
Types of Credit Support                                                                                       #
--------------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
--------------------------------------------------------------------------------------------- ----------------------------------
Foreign Securities & Depository Receipts                                                                     25%
(ADRs, EDRs, GDRs and IDRs)
--------------------------------------------------------------------------------------------- ----------------------------------


                                       2

--------------------------------------------------------------------------------------------- ----------------------------------
                                    INVESTMENT PRACTICE                                                     Fund
--------------------------------------------------------------------------------------------------------------------------------
KEY TO TABLE:
*      Permitted without stated limit
#      Permitted without stated limit, but not expected to be used to a significant extent
X      Not permitted
20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
--------------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                                            25%
--------------------------------------------------------------------------------------------- ----------------------------------
Foreign Government Debt Securities                                                                           25%
--------------------------------------------------------------------------------------------- ----------------------------------
Investments in Emerging Markets                                                                               #
--------------------------------------------------------------------------------------------------------------------------------
CURRENCY MANAGEMENT
--------------------------------------------------------------------------------------------- ----------------------------------
Currency Exchange Transactions                                                                               25%
--------------------------------------------------------------------------------------------- ----------------------------------
Currency Hedging Transactions                                                                                 *
--------------------------------------------------------------------------------------------- ----------------------------------
Cross Hedging                                                                                                 *
--------------------------------------------------------------------------------------------- ----------------------------------
Forward Currency Exchange Contracts                                                                          25%
--------------------------------------------------------------------------------------------- ----------------------------------
Options on Foreign Currencies                                                                                25%
--------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------------------- ----------------------------------
Illiquid Securities                                                                                          15%
--------------------------------------------------------------------------------------------- ----------------------------------
TBA Purchase Commitments                                                                                      *
--------------------------------------------------------------------------------------------- ----------------------------------
When-Issued and Delayed Delivery Securities                                                                   *
--------------------------------------------------------------------------------------------- ----------------------------------
Repurchase Agreements                                                                                         #
--------------------------------------------------------------------------------------------- ----------------------------------
Reverse Repurchase Agreements                                                                                 #
--------------------------------------------------------------------------------------------- ----------------------------------
Lending of Fund Securities                                                                                   30%
--------------------------------------------------------------------------------------------- ----------------------------------
Short Sales                                                                                                  25%
--------------------------------------------------------------------------------------------- ----------------------------------
Other Investment Companies                                                                                   10%
--------------------------------------------------------------------------------------------- ----------------------------------
DIAMONDS, SPDRs and WEBs                                                                                      *
("Equity Equivalents")
--------------------------------------------------------------------------------------------- ----------------------------------
Temporary Defensive Investments                                                                               *
--------------------------------------------------------------------------------------------- ----------------------------------
Diversification                                                                                               *
--------------------------------------------------------------------------------------------- ----------------------------------
Indexed Securities                                                                                            *
--------------------------------------------------------------------------------------------- ----------------------------------
S&P 500 Index Assets                                                                                          *
--------------------------------------------------------------------------------------------- ----------------------------------
Merger Arbitrage Assets                                                                                       *
--------------------------------------------------------------------------------------------- ----------------------------------

Unless otherwise indicated, the Fund is permitted, but not obligated to, engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Equity Securities

General. The Fund may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, as well as, changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred  stocks  with fixed  dividend  rates and no  conversion  rights  moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). Because a convertible security is a fixed income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security also generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium-Capitalization, Small-Capitalization and Micro-Capitalization Stocks. The Fund may invest in lesser known companies with medium-, small- and micro-market capitalizations. Such companies frequently offer greater growth potential than larger, more mature, better-known companies. Investments in such companies involve considerations that are not applicable to investing in securities of established, larger capitalization issuers including reduced and less reliable information about the issuer, less stringent financial disclosure requirements and higher brokerage commissions and fees and greater market risk in general.

In addition, investing in the securities of these companies, also involves the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of such companies are the less certain growth prospects of medium and smaller firms, the greater illiquidity in the markets for the stocks of such companies and the greater sensitivity of such companies to changing economic conditions in their respective geographic region.

For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Therefore such securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

In addition, many medium-, small- and micro-market capitalization companies in which the Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, it may be difficult to obtain reliable information and financial data on such companies and the securities of smaller capitalization companies may not be readily marketable, making it difficult to dispose of shares when desirable. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

An additional risk of investing in smaller emerging companies is that smaller issuers may face increased difficulty in obtaining the capital necessary to continue operations and thus may go into bankruptcy, which could result in a complete loss of an investment. Furthermore, when the economy enters into recession there tends to be a "flight to quality" which exacerbates the increased risk and greater price volatility normally associated with smaller capitalization companies.

Fixed Income Securities and Money Market Instruments

General. The Fund may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities held by the Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).

Short-Term Instruments. At the time of the Fund's investment in short-term instruments, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if not so rated, must be believed by DeAM, Inc. to be of comparable quality.

When the Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) investment grade commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions. The Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited
to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances. The Fund may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. At the time of the Fund's investment in commercial paper, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a NRSRO or, if not so rated, must be believed by the Advisor to be of comparable quality.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Because variable rate master demand notes are direct lending arrangements between the Fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate master demand notes subject to a demand feature may exceed 397 days in certain circumstances.

US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately  traded principal and interest  component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Custodial Receipts. The Fund may invest in custodial receipts which are interests in separately traded interest and principal component parts of US government securities that are issued by banks or brokerage firms and are created by depositing US government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities. See "Zero Coupon Securities and Deferred Interest Bonds and Deferred Interest Bonds."

The Fund may acquire US government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs, and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US government securities for federal tax and securities purposes. In the case of CATS and TIGRS, the Internal Revenue Service (the "IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRS are not considered US government securities by the staff of the Securities and Exchange Commission ("SEC"). Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

Zero Coupon Securities and Deferred Interest Bonds. The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Variable Rate Securities. The Fund may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes." The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. See "Illiquid Securities."

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. See "Illiquid Securities."

Yields and Ratings. The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations) are dependent on a variety of factors, including the ratings of the issue. The ratings of S&P, Moody's and other recognized rating organizations represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities"). No more than 5% of the Fund's net assets (at the time of investment) may be invested in lower rated (BB/Ba or lower), high yield bonds. The Fund may retain any bond whose rating drops below investment grade if it is in the best interest of the respective Fund's shareholders.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

Rating Downgrades. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Registered Loans. The Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower, and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Advisor. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

Put Bonds. The Fund may invest in "put" bonds, which are tax-exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Advisor intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of the Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

Other Debt Obligations. The Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality and are rated in the top four highest long-term rating categories by the NRSROs rating such security.

Municipal Securities

General. The Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include "private activity" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

Tax and Revenue Anticipation Notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.

Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the Federal Housing Authority ("FHA"); however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. The Fund may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.

General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.

The Fund intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Advisor, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Municipal Leases, Certificates of Participation and Other Participation Interests. The Fund may invest in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase contract which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund. See "Illiquid Securities."

The Fund may also purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.

Pre-Refunded Municipal Securities. The principal and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, such payments of the principal and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

Auction Rate Securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Other Investment Companies."

Derivative Securities

General. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, for speculative purposes, and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes.

There is a range of risks associated with those uses. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves could not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts, swaps and similar strategies (collectively, "derivatives") depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Fund's return. The Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Derivative Securities:  Options

Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Fund is "covered" when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Fund may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded in the OTC market.

The Fund may also engage in options transactions in the OTC market with broker-dealers who make markets in these options. The Fund will engage in OTC options only with broker-dealers deemed by the Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from a counter party approved for these purposes by the Advisor. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase "protective puts" in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on securities indices will be subject to the Advisor's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-US securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Yield Curve Options. The Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spreadlocks. The Fund may enter into spreadlocks. A spreadlock is a form of swap contract which is an exchange of a one time cash payment between the Fund and another party which is based on a specific financial index. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation up until the agreement matures at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Derivative Securities:  Futures Contracts and Options on Futures Contracts

General. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices including any index of US or foreign securities, US government securities,
foreign  government   securities,   corporate  debt
securities, or municipal securities. Futures contracts on foreign currencies may be used for speculative purposes or to hedge the value of securities that are denominated in foreign currencies.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities:  Swap Agreements

General. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests. A swap transaction is an agreement between the Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. See "Illiquid Securities."

The Fund will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or receive. If the counter party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party.

The Fund will attempt to minimize this risk by entering into agreements that mark to market no less frequently than quarterly.

In addition, the Fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Fund will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See "Illiquid Securities." Restrictions adopted by the CFTC may in the future restrict the Fund's ability to enter into swap transactions.

Derivative Securities:  Hedging Strategies

Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of fixed income securities.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

o possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

o the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction. See "Illiquid Securities."

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Government Guaranteed Mortgage-Backed Securities. The Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the US government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities. The Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Fund may invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (CMOs and REMIC Certificates). The Fund may invest in multiple class mortgage-backed securities including CMOs and REMIC Certificates. These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, the Fund does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several tranches in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC
Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC
Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorbs most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Privately  Issued  Mortgage-Backed  Securities.  The  Fund may  also  invest  in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.

Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicers of the underlying mortgage loans.

Stripped Mortgage-Backed Securities. The Fund may purchase stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. See "Illiquid Securities."

In accordance with a requirement imposed by the staff of the SEC, the Advisor will consider privately-issued fixed rate interest only classes of SMBS ("IO") and principal only classes of SMBS ("PO") to be illiquid securities for purposes of the Fund's limitation on investments in illiquid securities. Unless the Advisor determines that a particular government-issued fixed rate IO or PO is liquid, it will also consider these IOs and POs to be illiquid.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates, since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The Fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans), trade receivables or other types of loans held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited
to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Fund may invest are limited to those which are readily marketable and rated investment grade by S&P, Moody's or Fitch.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Fund will not usually pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

General. The Fund focuses on US investment opportunities, but may invest a portion of its assets in foreign securities. The Fund will not invest more than 25% of its total assets in equity securities of foreign issuers under normal conditions. The Fund also will not invest more than 25% of its total assets in each of the bond and short-term classes in foreign currencies. Foreign securities of all types will normally constitute less than 50% of the Fund's assets. As described in the Fund's prospectuses, the Funds may also seek exposure to foreign securities through index derivatives.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees) of such other investment companies and may result in a duplication of fees and expenses. See "Other Investment Companies."

Investments in American, European, Global and International Depository Receipts. The Fund may invest in non-US securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Corporate Debt Securities. The Fund may invest in the debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments  in  sovereign  debt,  including  Brady Bonds  (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

Currency Management

General. In connection with the Fund's investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Currency Hedging. The Fund's currency hedging strategies may include hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions.

A decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.

Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract.

The Fund may enter into forward currency exchange contracts as described in the prospectus. Additionally, the Fund also may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

The Fund will segregate cash or liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Fund's commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

The Fund may sell US dollars and buy a foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the US dollar. This speculative strategy allows the Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Advisor's intention that the Fund's net US dollar currency exposure generally will not fall below zero (i.e., that net short positions in the US dollar generally will not be taken).

The Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. Synthetic investment positions will typically involve the purchase of US dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell US dollars. This may be done because the range of highly liquid short-term instruments available in the US may provide greater liquidity to the

Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) the Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of the Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company.

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the US dollar-denominated security is not exactly matched with the Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the US dollar. Although the Advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor will be able to do so.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may also use currency options to achieve a desired currency weighting in a cost-effective manner. The Fund may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging or currency management purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

Certain options on foreign currencies are traded OTC and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. See "Illiquid Securities."

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following limitations and risk factors:

Asset Coverage. The Fund will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers" orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under "Derivative Securities: Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. The Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

Non-US Securities. The value of the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the "Exchange"). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Advisor considers these factors in making investments for the Fund and limits the amount of the Fund's assets that may be invested in non-US securities to 25% of its total assets for each asset class and to less than 50% for all classes under normal conditions. However, within the Fund's limitations, investments in any one country or currency are not restricted.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of Fund investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under "Repurchase Agreements" and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time the Fund enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund.

Lending of Fund Securities. The Fund has the authority to lend up to 30% of the value of its portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. The Fund will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

The Fund will adhere to the following conditions whenever its securities are loaned: (1) the Fund must receive collateral consisting of cash or equivalent securities of the type discussed above having a value at all times not less than 102% of the market value of the securities loaned plus accrued interest from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Fund continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Fund is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates), and the Advisor (or one of its affiliates) may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Short Sales. The Fund may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales "against the box," allow the Fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

The Fund may invest up to 10% of its total assets in short positions of international and US equity or fixed income futures as described in the Fund's Prospectuses.

The Fund may also invest up to 25% of its total assets in short positions of US stock or fixed income index futures, provided that the Fund also invest the same amount in long positions in these same types of securities.

Other Investment Companies. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act, that is, the Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these limitations by an exemptive order of the SEC. It should be noted that investment companies incur certain expenses such as management, custodian and transfer agency fees, and therefore any investment by the Fund in shares of other investment companies would be subject to such duplicate expenses.

The Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

DIAMONDS, SPDRs and WEBS ("Equity Equivalents"). DIAMONDS ("Dow Jones Industrial Average Model New Depositary Shares") and SPDRs ("Standard & Poor's Depositary Receipts") are exchanged-traded securities that represent ownership in long-term unit investment trusts (i.e., a type of US-registered investment company) established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's Composite Stock Price Index, respectively. WEBS ("World Equity Benchmark Shares") are exchange-traded shares of series of an investment company that are designed to replicate the performance of a particular foreign equity market index.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns if an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund's assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the Fund that invests in Equity Equivalents may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, except that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Fund investing in such instruments.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Fund may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $100 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1/2 by S&P or P-1/2 by Moody's, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes".

Indexed Securities. The Fund may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index.

These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

S&P 500 Index Assets. To match the performance of the S&P 500 Index, the Fund invests in one or more of the following instruments: derivative instruments, including futures contracts on the S&P 500 Index, options on common stocks, options on futures, options on indices, and equity swap contracts; Standard & Poor's Depositary Receipts; and shares of S&P 500 Index mutual funds. The Fund may also purchase a basket of stocks representing companies included in the S&P 500 Index. Under normal circumstances, the Fund expects to expose between 85% and 95% of the net assets of the Fund to the S&P 500 Index through investment in these instruments or the underlying stocks of the S&P 500 Index.

When the Fund has cash from new investments in the Fund or holds a portion of its assets in money market instruments, it may enter into the above instruments to maintain full or near full exposure to the broad equity market. Strategies the Fund could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

The Advisor will choose among the above instruments based on its judgment of how best to meet the Fund's goals. In selecting futures and options, the Advisor will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Fund's cash flow and cash management needs. If the Advisor judges these factors incorrectly, or if price changes in the Fund's futures and options positions are not favorably correlated with those of its other investments, the Fund could be hindered in the pursuit of its objective and could suffer losses. The Fund could also be exposed to risks if it cannot close out its futures or options positions because of an illiquid secondary market.

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies (which may include non-US companies) from several sectors of the economy representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 Index is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The ability of the Fund to meet its investment objective depends to some extent on the cash flow experienced by the Fund, since investments and redemptions by shareholders will generally require the Fund to purchase or sell securities. The Advisor will make investment decisions to accommodate cash flow in an attempt to maintain a high correlation with the S&P 500 Index. You should also be aware that the S&P 500 Index is a model portfolio, the performance of which does not take into account any brokerage commissions and other costs or expenses of investing which are borne by the Fund. Finally, since with respect to this element of the Fund's strategy, the Fund seeks to track the S&P 500 Index, the Advisor generally will not attempt to judge the merits of any particular stock as an investment.

Merger Arbitrage Assets. To achieve a total return greater than the S&P 500 Index, the Fund invests in the equity securities of acquisition targets of publicly announced transactions that are generally structured to include at least 50% cash consideration.

The Fund purchases shares of acquisition targets based on specific events that trigger a merger arbitrage opportunity and these shares are sold when the acquisition is consummated or the transaction is abandoned. Merger arbitrage is a specialized investment approach generally designed to profit from the successful completion of proposed mergers, acquisitions and other types of corporate reorganizations. Through this investment strategy the Fund seeks to capture the differential between the stock price of the acquisition target after a bona fide bid has been made and the anticipated payout upon acquisition.

Our proprietary quantitative models developed for this strategy provide a disciplined approach to both the timing and quantity of shares purchased of an acquisition target following the public announcement of the acquisition. Our research suggests that different types of bidders (e.g., management, hostile and friendly) lead to different outcomes in merger and acquisition contests and supports the practice of varying the level of our investment in an acquisition target based on the type of bidder.

The Fund imposes limits on the amount of its net assets that are invested in any one security at the time of purchase: 5% in any one management buyout transaction, 17% in any one hostile takeover; and 12% in any one friendly transaction. Generally, an acquisition target with a minimum market capitalization of $500 million is used as a guideline, though the Fund may purchase shares of corporations with smaller market capitalizations.

                         PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund's prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains nonpublic. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how each fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, the lesser of
(i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Whenever the Trust is requested to vote on a fundamental policy of the Fund, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

As a matter of fundamental policy, the Fund may not:

1. borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions";

2. underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts

         (except futures and option contracts) in the ordinary course of business (except that the Trust) may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

5. concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. with respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, US government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies the Fund (or the Trust, on behalf of the Fund) will not as a matter of operating policy:

1. borrow money (including through reverse repurchase agreements) for any purpose in excess of 5% of the Fund's net assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial margin and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4.       invest for the purpose of exercising control or management;

5. purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held by the Fund unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

6. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two NRSROs and the Fund's Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Trustees has determined that the commercial paper is of equivalent quality and is liquid;

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Fund is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for the which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the Fund's investments, references in this section to the "Advisor" should be read to mean such subadvisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other OTC securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other OTC securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, such subadvisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Fund did not pay any affiliated brokerage commissions for the fiscal years ended March 31, 2006, 2005 and 2004.

Affiliated Brokers do not knowingly participate in commissions paid by the Fund to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.

The following table sets forth the brokerage commissions paid by the Fund during the periods indicated:

                                                          For the fiscal year ended March 31,
                                                          -----------------------------------
                                                      2006               2005               2004
                                                      ----               ----               ----

DWS Lifecycle Long Range Fund (formerly,            $275,800           $320,490            $487,514
Asset Management Portfolio)

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of March 31, 2006, the Fund held the following securities of its regular brokers or dealers:

            Name of Regular Broker             Value of Securities Owned as of
         or Dealer or Parent (Issuer)                  March 31, 2006
         ----------------------------                  --------------

General Electric Co.                                     $12,945,000
Morgan Stanley                                           $10,004,000
Citigroup                                                $8,416,000
Bank of America Corp.                                    $7,553,000
Wells Fargo & Co.                                        $3,819,000
Wachovia Corp.                                           $3,251,000
Merrill Lynch & Co., Inc.                                $2,583,000
Goldman Sachs Group, Inc.                                $2,449,000
Wachovia Bank                                            $2,162,000
US Bancorp                                               $1,964,000
SunTrust Banks, Inc.                                      $968,000
Fifth Third Bancorp.                                      $783,000
Bear Stearns & Co., Inc.                                  $596,000
Mellon Financial Corp.                                    $527,000
Principal Financial Group Inc.                            $488,000
The Goldman Sachs Group, Inc.                             $304,000
Synovus Financial Corp.                                   $303,000
Huntington Bancshares, Inc.                               $215,000

                             VALUATION OF SECURITIES

The net asset value per share of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price as obtained from a broker-dealer. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for Fund assets are not readily available or the value of the Fund asset as determined in accordance with Board-approved procedures does not represent the fair market value of the Fund asset, the value of the Fund asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

Redemptions and Purchases In Kind

The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Fund, as the case may be, and valued as they are for purposes of computing the Fund's net asset value, as the case may be (a redemption in kind). If payment is made to the Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, as the case may be, at the beginning of the period.

Each investor in the Fund, may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) be acquired by the Fund for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

Trading in Foreign Securities

Trading in foreign markets may be completed at times which vary from the closing of the Exchange. In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the Exchange. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the Exchange. If such events materially affect the value of the portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS Scudder Investments Service Company of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS Scudder Distributors, Inc. ("DWS-SDI") prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent" or "DWS-SISC") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to DWS-SISC in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's Prospectus.

Eligible Class S Investors.

A.       The following investors may purchase Class S shares of DWS Funds either
         (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

         1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

         2. Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

         3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

         4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

         5. Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

         6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

         7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

         8. Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

         9. Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

         10. Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.       The following  additional  investors may purchase Class S shares of DWS
         Funds.

         1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

         2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund, Treasury Money Fund Investment, Money Market Fund
Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. - Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. In such a case, shareholders would also have to include in their income their pro rata portion of the amount of such gain. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the amount necessary to avoid excise taxes.

The Fund distributes income dividends quarterly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and all capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                        MANAGEMENT OF THE TRUST AND FUND

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members



------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive           88
Chairman since 2006        Fellow, Center for Business Ethics, Bentley College;
Board Member since         formerly, Partner, Palmer & Dodge (1988-1990); Vice
2006                       President of Corporate Affairs and General Counsel, Filene's
                           (1978-1988). Directorships: Advisory Board, Center for
                           Business Ethics, Bentley College; Trustee, Southwest Florida
                           Community Foundation (charitable organization); Director,
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005).  Former
                           Directorships: Investment Company Institute (audit,
                           executive, nominating committees) and Independent Directors
                           Council (governance, executive committees)
------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships:                86
 (1943)                    Association of Public Television Stations; Becton Dickinson
 Board Member since        and Company (medical technology company); Belo Corporation
 2006                      (media company); Boston Museum of Science; Public Radio
                           International; DWS Global High Income Fund, Inc. (since
                           October 2005); DWS Global Commodities Stock Fund, Inc.
                           (since October 2005). Former Directorships: American Public
                           Television; Concord Academy; New England Aquarium; Mass.
                           Corporation for Educational Telecommunications; Committee
                           for Economic Development; Public Broadcasting Service
------------------------------------------------------------------------------------------------------------


                                       58

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series           88
Board Member since         of private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor);
                           Cloverleaf Transportation Inc. (trucking); Natural History,
                           Inc. (magazine publisher); Box Top Media Inc. (advertising),
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS
                           RREEF Real Estate Fund II, Inc. (since April 2005)
------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business           86
(1945)                     (1997-present); Director, DWS Global High Income Fund, Inc.
Board Member since         (since 2001) and DWS Global Commodities Stock Fund, Inc.
2006                       (since 2004); Member, Finance Committee, Association for
                           Asian Studies (2002-present); Director, Mitsui Sumitomo
                           Insurance Group (US) (2004-present); prior thereto, Managing
                           Director, J.P. Morgan (investment banking firm) (until 1996)
------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of               88
(1937)                     Business, New York University (since September 1965);
Board Member since         Director, Japan Equity Fund, Inc. (since January 1992), Thai
1999                       Capital Fund, Inc. (since January 2000), Singapore Fund,
                           Inc. (since January 2000), DWS Global High Income Fund, Inc.
                           (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Formerly, Trustee, TIAA (pension funds)
                           (January 1996-January 2000); Trustee, CREF and CREF Mutual
                           Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G.
                           Cowen Mutual Funds (January 1985-January 2001)
------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and                    88
(1946)                     Professor, Finance Department, The Wharton School,
Board Member since         University of Pennsylvania (since July 1972); Director,
1999                       Lauder Institute of International Management Studies (since
                           July 2000); Co-Director, Wharton Financial Institutions
                           Center (since July 2000); Director, DWS Global High Income
                           Fund, Inc. (since October 2005), DWS Global Commodities
                           Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate
                           Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund
                           II, Inc. (since April 2005). Formerly, Vice Dean and
                           Director, Wharton Undergraduate Division (July 1995-June
                           2000)
------------------------------------------------------------------------------------------------------------


                                       59

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real              88
(1933)                     estate) (since 1995); Director, DWS Global High Income Fund,
Board Member since         Inc. (since October 2005), DWS Global Commodities Stock
2002                       Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund,
                           Inc. (since April 2005) and DWS RREEF Real Estate Fund II,
                           Inc. (since April 2005). Formerly, Trustee of various
                           investment companies managed by Sun Capital Advisors, Inc.
                           (1998-2005), Morgan Stanley Asset Management (1985-2001) and
                           Weiss, Peck and Greer (1985-2005)
------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable             88
(1951)                     Trusts (charitable foundation) (1994 to present); Trustee,
Board Member since         Thomas Jefferson Foundation (charitable organization) (1994
2002                       to present); Trustee, Executive Committee, Philadelphia
                           Chamber of Commerce (2001 to present); Director, DWS Global
                           High Income Fund, Inc. (since October 2005), DWS Global
                           Commodities Stock Fund, Inc. (since October 2005), DWS RREEF
                           Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real
                           Estate Fund II, Inc. (since April 2005). Formerly, Executive
                           Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member,
                           Investor Education (charitable organization) (2004-2005)
------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and                   88
(1935)                     financial consulting) (since November 1988); Director, DWS
Board Member since         Global High Income Fund, Inc. (since October 2005), DWS
1996                       Global Commodities Stock Fund, Inc. (since October 2005),
                           DWS RREEF Real Estate Fund, Inc. (since October 2002) and
                           DWS RREEF Real Estate Fund II, Inc. (since August 2003).
                           Formerly, Director, Financial Industry Consulting, Wolf &
                           Company (consulting) (1987-1988); President, John Hancock
                           Home Mortgage Corporation (1984-1986); Senior Vice President
                           of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986)
------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 7 open-end            88
(1946)                     mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since         October 1998); Director, DWS Global High Income Fund, Inc.
2002                       (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Formerly, Pension & Savings Trust
                           Officer, Sprint Corporation((1)) (telecommunications)
                           (November 1989-October 2003)
------------------------------------------------------------------------------------------------------------


                                       60

------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position with the Trust                                                                  Number of Funds
and Length of Time         Business Experience and                                       in DWS Fund
Served                     Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US               88
(1943)                     Government Accountability Office (1996-1997); Partner,
Board Member since         Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
2006                       Directorships: The William and Flora Hewlett Foundation;
                           Service Source, Inc.; DWS Global High Income Fund, Inc.
                           (since October 2005), DWS Global Commodities Stock Fund,
                           Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.
                           (since April 2005) and DWS RREEF Real Estate Fund II, Inc.
                           (since April 2005). Former Directorships: Mutual Fund
                           Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans)
                           (1987-1990 and 1994-1996)
------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);              86
(1936)                     formerly, President (interim) of Williams College
Board Member since         (1999-2000); President, certain funds in the Deutsche Asset
2006                       Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American
                           Science & Engineering (x-ray detection equipment); ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak);
                           DWS Global High Income Fund, Inc. (since October 2005), DWS
                           Global Commodities Stock Fund, Inc. (since October 2005);
                           formerly, Chairman and Member, National Transportation
                           Safety Board
------------------------------------------------------------------------------------------------------------

Interested Board Member


------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of              86
 (1958)                    Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since        Director of DWS Global High Income Fund, Inc. (since August
 2006                      2006), DWS Global Commodities Stock Fund, Inc. (since August
                           2006); formerly, board member of DWS Investments, Germany
                           (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and
                           operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
------------------------------------------------------------------------------------------------------------



                                       61

Officers(3)


 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)       Managing Director(4), Deutsche Asset Management                      n/a
 (1965)                    (2006-present); President, The Central Europe and Russia
 President, 2006-present   Fund, Inc. (since June 2006), The European Equity Fund,
                           Inc. (since June 2006), The Korea Fund, Inc. (since June
                           2006), The New Germany Fund, Inc. (since June 2006), DWS
                           Global High Income Fund, Inc. (since June 2006), DWS Global
                           Commodities Stock Fund, Inc. (since June 2006), DWS RREEF
                           Real Estate Fund, Inc. (since June 2006), DWS RREEF Real
                           Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                           Development (2000-2004), Merrill Lynch Investment Managers;
                           Senior Vice President Operations, Merrill Lynch Asset
                           Management (1999-2000)
------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)   Director(4), Deutsche Asset Management                               n/a
 Vice President and
 Secretary, 2003-present
------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)       Managing Director(4), Deutsche Asset Management (since July          n/a
 (1963)                    2004); formerly, Executive Director, Head of Mutual Fund
 Chief Financial           Services and Treasurer for UBS Family of Funds (1998-2004);
 Officer, 2004-present     Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present   Global Asset Management (1994-1998)
------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)    Vice President, Deutsche Asset Management (since June                n/a
 (1963)                    2005); Counsel, New York Life Investment Management LLC
 Assistant Secretary,      (2003-2005); legal associate, Lord, Abbett & Co. LLC
 2005-present              (1998-2003)
------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)       Director(4), Deutsche Asset Management (since September              n/a
 (1962)                    2005); Counsel, Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)       Managing Director(4), Deutsche Asset Management                      n/a
 (1962)
 Assistant Secretary,
 2002-present
------------------------------------------------------------------------------------------------------------
 Scott M. McHugh(6)        Director(4), Deutsche Asset Management                               n/a
 (1971)
 Assistant Treasurer,
 2005-present
------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan         Director(4), Deutsche Asset Management                               n/a
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
------------------------------------------------------------------------------------------------------------


                                       62

 Name, Year of Birth,
 Position with the Trust                                                                 Number of Funds
 and Length of Time        Business Experience and                                       in DWS Fund
 Served                    Directorships During the Past 5 Years                         Complex Overseen
------------------------------------------------------------------------------------------------------------
 John Robbins(5)  (1966)   Managing Director(4), Deutsche Asset Management (since               n/a
 Anti-Money Laundering     2005); formerly, Chief Compliance Officer and Anti-Money
 Compliance Officer,       Laundering Compliance Officer for GE Asset Management
 2005-present              (1999-2005)
------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)    Managing Director(4), Deutsche Asset Management                      n/a
 Chief Compliance          (2004-present); formerly, Chief Compliance Officer/Chief
 Officer, 2006-present     Risk Officer, Robeco USA (2000-2004); Vice President, The
                           Prudential Insurance Company of America (1988-2000); E.F.
                           Hutton and Company (1984-1988)
------------------------------------------------------------------------------------------------------------
 A. Thomas Smith(5)        Managing Director(4), Deutsche Asset Management                      n/a
 (1956)                    (2004-present); formerly, General Counsel, Morgan Stanley
 Chief Legal Officer,      and Van Kampen and Investments (1999-2004); Vice President
 2005-present              and Associate General Counsel, New York Life Insurance
                           Company (1994-1999); senior attorney, The Dreyfus
                           Corporation (1991-1993); senior attorney, Willkie Farr &
                           Gallagher  (1989-1991); staff attorney, US Securities &
                           Exchange Commission and the Illinois Securities Department
                           (1986-1989)
------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth
C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, Messrs. Becton, Froewiss, Fox, and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.


                                                            Total Compensation
                                Aggregate Compensation        from Fund and
Name of Board Member                  from Fund             DWS Fund Complex(1)
--------------------                  ---------             -------------------

Henry P. Becton, Jr.(3)(4)                $0                     $164,000
Dawn-Marie Driscoll(2)(3)(4)(5)           $0                     $203,829
Keith R. Fox(3)(4)(5)                     $0                     $184,829
Kenneth C. Froewiss(3)(5)(6)              $0                     $129,687
Martin J. Gruber(7)(9)                  $3,111                   $135,000
Richard J. Herring(7)(8)(9)             $3,136                   $136,000
Graham E. Jones(7)(9)                   $3,328                   $144,000
Rebecca W. Rimel(7)(8)(9)               $3,381                   $146,280
Philip Saunders, Jr.(7)(9)              $3,373                   $145,000
William N. Searcy, Jr.(7)(9)            $3,481                   $150,500
Jean Gleason Stromberg(3)(4)(5)           $0                     $178,549
Carl W. Vogt(3)(4)(5)                     $0                     $162,049

(1)      The DWS Fund Complex is composed of 167 funds.

(2) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5) Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6) Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7) During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9) Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2005.

                                                                               Aggregate Dollar Range of
                                          Dollar Range of Beneficial      Ownership in all Funds Overseen by
                                                   Ownership                         Board Member
Board Member                                      in the Fund                 in the DWS Fund Complex(2)
------------                                      -----------                 --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                                 None                         Over $100,000
Dawn-Marie Driscoll                                  None                         Over $100,000
Keith R. Fox                                         None                         Over $100,000
Kenneth C. Froewiss                                  None                         Over $100,000
Martin J. Gruber                                     None                         Over $100,000
Richard J. Herring                                   None                         Over $100,000
Graham E. Jones                                      None                         Over $100,000
Rebecca W. Rimel                                     None                         Over $100,000
Philip Saunders, Jr.                                 None                         Over $100,000
William N. Searcy, Jr.                               None                         Over $100,000
Jean Gleason Stromberg                               None                         Over $100,000
Carl W. Vogt                                         None                         Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                       None                                 None(3)

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

(3) Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Kenneth C. Froewiss                                     None
Martin J. Gruber                                        None
Richard J. Herring                                      None
Graham E. Jones                                         None
Rebecca W. Rimel                                        None
Philip Saunders, Jr.                                    None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Carl W. Vogt                                            None

Securities Beneficially Owned

As of June 19, 2006, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of June 19, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

As of June 19, 2006, 40,533,231.08 shares in the aggregate, or 67.00% of the outstanding shares of DWS Lifecycle Long Range Fund, Institutional Class were held in the name of State Street Bank and Trust TTEE, FBO Kraft Foods Inc. Savings Plan Master Trust, Attn: Michelle L. Robbins, Westwood, MA 02090-2318, who may be deemed as the beneficial owner of certain of these shares.

As of June 19, 2006, 12,190,579.33 shares in the aggregate, or 20.15% of the outstanding shares of DWS Lifecycle Long Range Fund, Institutional Class were held in the name of State Street Bank and Trust TTEE, FBO Altria

Corporate   Services  Deferred  Profit  Sharing  Master  Trust,   Westwood,   MA
02090-2318, who may be deemed as the beneficial owner of certain of these shares.

As of June 19, 2006, 6,467,362.11 shares in the aggregate, or 10.69% of the outstanding shares of DWS Lifecycle Long Range Fund, Institutional Class were held in the name of Northern Trust Co TTEE, FBO Nortel Networks Long Term Investment Plan-DV, Chicago, IL 60675-2994, who may be deemed as the beneficial owner of certain of these shares.

As of June 19, 2006, 2,208,334.07 shares in the aggregate, or 81.38% of the outstanding shares of DWS Lifecycle Long Range Fund, Investment Class (now Class
S) were held in the name of State Street as TTEE, For Washington Savannah River/Bechtel Savannah River Inc. Savings & Investment Plan, Jersey City, NJ 07302-3885, who may be deemed as the beneficial owner of certain of these shares.

As of June 19, 2006, 257,697.16 shares in the aggregate, or 9.50% of the outstanding shares of DWS Lifecycle Long Range Fund, Investment Class (now Class
S) were held in the name of Charles Schwab & Co. /Schwab Omnibus Account Reinvest, Attn: Mutual Fund Account Management Team, San Francisco, CA 94104-4151, who may be deemed as the beneficial owner of certain of these shares.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of the Trust, Trustees may be eligible to seek indemnification from the Advisor in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its Board Members and officers, the investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund's Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. The Fund's investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund's Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members' duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment advisor will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

                                 CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Trust's Code of Ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by each Trust in the same security. The Trust's Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings. The Code of Ethics requires prior approval with respect to purchases of securities in private placements.

The Trust's advisor and its affiliates (including the Fund's Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Funds for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Funds in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

                                SERVICE PROVIDERS

Investment Advisor

The Trust has retained the services of Deutsche Asset Management, Inc. as investment advisor. DeAM, Inc. is located at 345 Park Avenue, New York, New York 10154. DeAM, Inc. is registered with the SEC as an investment adviser and provides a full range of investment advisory services to institutional clients. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group.

DeAM, Inc. provides investment counsel for many individual and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Board and shareholders recently approved an amended and restated investment management agreement (the "Investment Management Agreement") between the Trust and DeAM, Inc. for the Fund. Pursuant to the Investment Management Agreement, DeAM, Inc. provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, DeAM, Inc. determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as adopted by the Board of Trustees. DeAM, Inc. will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies. For all services provided under the Investment Management Agreement, the Fund pays DeAM, Inc. a fee of 0.60% on the first $250 million in average daily net assets, which declines to a fee of 0.575% on average daily net assets in excess of $250 million up to $1 billion, and to 0.55% on average daily net assets in excess of $1 billion. Prior to June 1, 2006, the Advisor received a fee from the Fund, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Fund.

DeAM, Inc. provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund. Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), DeAM, Inc. pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of DeAM, Inc.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to DeAM, Inc.; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any Fund securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows DeAM, Inc. to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

The Investment Management Agreement provides that DeAM, Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DeAM, Inc. in the performance of its duties or from reckless disregard by DeAM, Inc. of its obligations and duties under the Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Fund shareholders also approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DeIM") (the "DeIM Agreement"). The terms of the DeIM Agreement are identical to the terms of the Investment Management Agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. The DeIM Agreement may be implemented within two years of the date of the shareholder meeting approving the agreement, upon approval by the members of the Fund board who are not "interested persons" as defined in the 1940 Act. Once approved by the members of the Fund's board who are not interested persons, DeIM will provide continuing investment management of the assets of the Fund on terms that are identical to the terms of the Investment Management Agreement, except as described above.

The following table sets forth the advisory fees that the Fund paid to the Advisor during the periods indicated:

                                                                2006              2005            2004(1)
                                                                ----              ----            ----
Asset Management Portfolio                                          --          $1,926,387       $4,457,861
DWS Lifecycle Long Range Fund (formerly, Asset               $4,952,295         $3,055,340              --
Management Portfolio)

(1) Prior to August 23, 2004, the Investment Advisory Fee was charged to the Portfolio under a master-feeder structure. For the period from August 23, 2004 through March 31, 2005 and for the fiscal year ended March 31, 2006, the Investment Advisory Fee was charged to the Fund.

The Fund's prospectuses contain disclosure as to the amount of the Advisor's investment advisory and the Administrator's administration and services fees, including waivers thereof. The Advisor and the Administrator may not recoup any of their waived investment advisory or administration and services fees.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund's prospectuses, as of the date of the

Fund's prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisors

Northern Trust Investments, N.A. Northern Trust Investments, N.A. ("NTI"), formerly known and conducting business as Northern Trust Investments, Inc., is a subadvisor to the Fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. With respect to only the passive equity portion of the Fund, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates NTI out of its management fee received from the Fund. Pursuant to the subadvisory agreement with DeAM, Inc., (all references to a subadvisory agreement between DeAM, Inc. and NTI are hereinafter referred to as an "NTI Subadvisory Agreement") NTI will receive an annual fee, paid monthly in arrears, from DeAM, Inc. As of June 1, 2006, DeAM, Inc. pays NTI a fee of 0.015% of the first $2 billion in assets under management, which declines to a fee of 0.01% on assets in excess of $2 billion up to $4 billion and 0.005% of assets in excess of $4 billion. Prior to June 1, 2006, DeAM, Inc. paid NTI a monthly fee at the annual rate of 0.20% of the first $200 million of the Fund's average daily net assets, 0.15% of the next $300 million of such assets and 0.12% of such assets exceeding $500 million.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI is an investment advisor registered under the Investment Advisors Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of June 30, 2006, NTI and its affiliates had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.

On December 13, 2004, the Board on behalf of DWS Lifecycle Long Range Fund approved an NTI Subadvisory Agreement on behalf of the Fund. The NTI Subadvisory Agreement was proposed as an administrative matter resulting from the collapse of the master-feeder portfolio, Asset Management Portfolio, into a stand-alone fund on August 20, 2004 and NTI continuing to provide investment management services to the Fund. The new NTI Subadvisory Agreement was substantially identical to the NTI Subadvisory Agreement that had been continued by the Board in August 2004, and there was no change in the fee paid to the NTI.

The NTI Subadvisory Agreement provides that NTI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the NTI Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of NTI in the performance of its duties or from reckless disregard by NTI of its obligations and duties under the NTI Subadvisory Agreement.

The subadvisory fee paid by DeAM, Inc. to NTI for the fiscal year ended March 31, 2006 was $704,687.41.

On or about July 31, 2003, Northern Trust Investments, Inc. changed its form of organization. Northern Trust Investments, Inc. converted from an Illinois corporation with fiduciary powers, to a national banking association with fiduciary powers pursuant to 12 U.S.C. Section 35. As part of this conversion, Northern Trust Investments, Inc. changed its legal name to Northern Trust Investments, N.A. NTI succeeded Northern Trust Investments, Inc. as registered investment advisor under the Investment Advisers Act of 1940, and became a subadvisor to the Fund. All officers, directors and employees of Northern Trust Investments, Inc. became officers, directors and employees of NTI on August 1, 2003. All reporting and supervisory structures remained unchanged and all client accounts continued to be managed by the same portfolio managers.

Aberdeen Asset Management Inc. As of December 2, 2005, DeAM, Inc., the Fund's advisor, entered into an investment subadvisory agreement with Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor. AAMI acts as a subadvisor for the Fund with respect to the core bond and active fixed income portions of the Fund only. AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers to negotiate portfolio transactions and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI will be paid for its services by DeAM, Inc. from its fee as investment advisor to the Fund. DeAM pays AAMI a fee at the annual rate of 0.18% of the average daily net assets of the fund, computed daily and paid monthly.

The subadvisory fee paid by DeAM, Inc. to AAMI for the period from December 2, 2005 through March 31, 2006 was $159,000.

AAMI is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103.

Compensation of Portfolio Managers - Advisor

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).


Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

 To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers - Advisor

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.


                               Dollar Range of
                             Fund Shares Owned in       Dollar Range of
                             DWS Lifecycle Long             All DWS
Name of Portfolio Manager         Range Fund           Fund Shares Owned
-------------------------         ----------           -----------------

Thomas Picciochi                      $0               $100,001-$500,000
Robert Wang                           $0              $500,001-$1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                  Number of
                                     Number of                               Investment Company
                                    Registered          Total Assets of         Accounts with       Total Assets of
                                    Investment       Registered Investment   Performance-Based     Performance-Based
Name of Portfolio Manager            Companies             Companies                 Fee             Fee Accounts
                 --------            ---------             ---------                 ---                 --------

Thomas Picciochi                         3                $128,945,454                1               $48,707,544
Robert Wang                             19               $5,790,289,843               0                    0

Other Pooled Investment Vehicles Managed:

                                                                             Number of Pooled
                                      Number of                             Investment Vehicle
                                       Pooled          Total Assets of         Accounts with      Total Assets of
                                     Investment       Pooled Investment     Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee             Fee Accounts
-------------------------             --------             --------                 ---                 --------

Thomas Picciochi                          2              $128,248,328                1              $126,620,000
Robert Wang                               9              $450,994,495                1              $126,620,000



                                       73

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------                --------          --------                 ---                 --------

Thomas Picciochi                          8              $133,519,032                3             $95,976,618.39
Robert Wang                              36             $6,431,597,572               0                   0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Compensation of Portfolio Managers of Subadvised Portion of Funds - NTI

Compensation for NTI's index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management business unit, plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Fund or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Fund Ownership of the Portfolio Manager - NTI

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

Name of Portfolio Manager                  Dollar Range of Fund Shares Owned
-------------------------                  ---------------------------------

Chad M. Rakvin                                            $0

Conflicts of Interest - NTI

In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of NTI or its affiliates. The tables below show, for the portfolio managers, the number and asset size of
(1) SEC registered investment companies (or series thereof) other than the Fund,
(2) pooled investment vehicles that are not registered  investment companies and
(3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio managers. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed: (1)

                            Number of Total Assets of
                                      Registered          Registered         Number of Investment      Total Assets of
                                      Investment          Investment        Company Accounts with     Performance-Based
Name of Portfolio Manager              Companies           Companies        Performance- Based Fee      Fee Accounts
-------------------------              ---------           ---------        ----------------------      ------------

Chad M. Rakvin                            17            $12,560,777,354               0                      $0

Other Pooled Investment Vehicles Managed:
                                                                               Number of Pooled
                                      Number of                               Investment Vehicle
                                       Pooled          Total Assets of           Accounts with         Total Assets of
                                     Investment       Pooled Investment          Performance-         Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                Based Fee            Fee Accounts
-------------------------             --------             --------                ---------            ------------

Chad M. Rakvin                           23            $55,599,445,574                 0                     $0



                                       75

Other Accounts Managed:

                                                                                Number of Other
                                                                                 Accounts with         Total Assets of
                                      Number of     Total Assets of Other        Performance-         Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                Based Fee            Fee Accounts
-------------------------          --------------          --------                ---------            ------------

Chad M. Rakvin                           63            $42,368,898,092                 0                     $0

(1)      Includes DWS Lifecycle Long Range Fund.

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. NTI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

NTI's portfolio managers are often responsible for managing portfolios of registered investment companies, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTI. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts or other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts i.e., the portfolio manager could purchase a security for an account while selling it for another account. NTI has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

Fund Ownership of Portfolio Managers - AAMI

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio managers in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                                Dollar Range of Fund
Name of Portfolio Manager                            Shares Owned
-------------------------                            ------------

Gary W. Barlett                                           $0
J. Christopher Gagnier                                    $0
Warren S. Davis                                           $0
Thomas J. Flaherty                                        $0
William T. Lissenden                                      $0
Daniel R. Taylor                                          $0
Timothy C. Vile                                           $0

Conflicts of Interest - AAMI

In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of AAMI or its affiliates. The tables below show, for the portfolio managers, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio managers. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                   Number of                               Number of Investment
                                  Registered         Total Assets of         Company Accounts       Total Assets of
                                  Investment      Registered Investment            with            Performance-Based
Name of Portfolio Manager          Companies            Companies          Performance-Based Fee     Fee Accounts
-------------------------          ---------            ---------          ---------------------     ------------

Gary W. Barlett                        8              $3,132,206,320                 0                    $0
J. Christopher Gagnier                 8              $3,132,206,320                 0                    $0
Warren S. Davis                        8              $3,132,206,320                 0                    $0
Thomas J. Flaherty                     8              $3,132,206,320                 0                    $0
William T. Lissenden                   8              $3,132,206,320                 0                    $0
Daniel R. Taylor                       8              $3,132,206,320                 0                    $0
Timothy C. Vile                        8              $3,132,206,320                 0                    $0

Other Pooled Investment Vehicles Managed:

                                   Number of         Total Assets of         Number of Pooled
                                    Pooled                Pooled            Investment Vehicle      Total Assets of
                                  Investment            Investment             Accounts with       Performance-Based
Name of Portfolio Manager          Vehicles              Vehicles          Performance-Based Fee     Fee Accounts
-------------------------          --------              --------          ---------------------     ------------

Gary W. Barlett                       14              $3,620,014,344                 0                    $0
J. Christopher Gagnier                14              $3,620,014,344                 0                    $0
Warren S. Davis                       14              $3,620,014,344                 0                    $0
Thomas J. Flaherty                    14              $3,620,014,344                 0                    $0
William T. Lissenden                  14              $3,620,014,344                 0                    $0
Daniel R. Taylor                      14              $3,620,014,344                 0                    $0
Timothy C. Vile                       14              $3,620,014,344                 0                    $0

Other Accounts Managed:

                                                                              Number of Other       Total Assets of
                                   Number of         Total Assets of           Accounts with       Performance-Based
Name of Portfolio Manager       Other Accounts        Other Accounts       Performance-Based Fee     Fee Accounts
-------------------------       --------------        --------------       ---------------------     ------------

Gary W. Barlett                       150            $16,613,578,712                 1               $102,675,545
J. Christopher Gagnier                150            $16,613,578,712                 1               $102,675,545
Warren S. Davis                       150            $16,613,578,712                 1               $102,675,545
Thomas J. Flaherty                    150            $16,613,578,712                 1               $102,675,545
William T. Lissenden                  150            $16,613,578,712                 1               $102,675,545
Daniel R. Taylor                      150            $16,613,578,712                 1               $102,675,545
Timothy C. Vile                       150            $16,613,578,712                 1               $102,675,545

Compensation of Portfolio Managers - Aberdeen

Remuneration of Personnel

Aberdeen recognizes the need to provide a competitive compensation package in order to attract and retain high caliber staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participate in a company-wide stock ownership plan.

Performance is reviewed on a formal basis once a year and this review influences individual staff members' subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual's performance, as well as industry comparatives and Aberdeen's performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Bonuses may be 100% of salary or more; equity incentives could provide a significant part of compensation over the longer term (3 years or more).

Aberdeen has informed the Fund that compared to published industry statistics; Aberdeen is highly competitive in terms of compensation. Moreover, Aberdeen has informed the Fund that it offers a meritocracy and a very flat management structure and that the culture is entrepreneurial, and hence, enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction. Aberdeen believes this to be more effective than long term employment contracts in retaining key executives.

Retention and incentive arrangements for former Deutsche Asset Management Staff

Appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases, participation in the Aberdeen Asset Management 2005 Long Term Incentive Plan. The costs of these arrangements are borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. AAMI has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for the Fund and also for other clients advised by AAMI, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.

         Purchase and sale orders for the Fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to the Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where AAMI has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Administrator

The Fund recently entered into a new administrative services agreement (the "Administrative Services Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Administrator"), 345 Park Avenue, New York, New York 10154, pursuant to which DeIM provides most administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the DeIM a fee of 0.100% of the Fund's average daily net assets. DeIM pays the Accounting Agency and Transfer Agency fees out of such Administrative Services Agreement fee.

Under the Administrative Services Agreement, DeIM is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. DeIM provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Prior to June 1, 2006, Investment Company Capital Corporation ("ICCC") received a fee for serving as administrator of 0.72% of the Long Range Fund -Class S average daily net assets and paid transfer agency fees out of the administrative fee.

The following table sets forth the net administration fees that the Fund or Portfolio paid.

                                     For the fiscal year ended March 31,
                                     -----------------------------------
                               2006                 2005                 2004
                               ----                 ----                 ----

Asset Management Portfolio         --              $296,367             $716,028

Long Range Fund --Class S     $210,410             $412,589             $283,892

Waivers and Reimbursements

The following table sets forth the amounts waived and/or reimbursed by the Advisor and/or administrator for the fiscal year ended March 31:

                                                             2005 (Fees      2005 (Fees Waived
                                                           Waived by the          by the
                                             2006             Advisor)         Administrator)           2004
                                             ----             --------         --------------           ----

Asset Management Portfolio                    -               $688,395               -               $1,340,309

Long Range Fund                          $2,753,856*         $1,072,694         $1,094,109**         $1,198,126

* The 2006 fee waivers by Advisor and administrator are $1,366,352 and $1,387,504, respectively.

** ICCC waived $112,876 of the Administrator Service Fee for the Class S of the Long Range Fund.

As of June 1, 2006, the Fund pays transfer agency fees directly in accordance to the following fee schedule:

                                                                  Class S
                                                                  -------
Annual Per Account Fee (Retail & IRA)                              $23.50
Annual Per Account Fee (401(k) Retirement)                         $26.50
Annual Asset Based Fee                                              N/A

Account Processing Fees:
CDSC                                                                N/A
Redemption Fee                                                     $2.00
New Account Fee                                                     N/A
Closed Accounts Fee (Retail & IRA)                                 $4.00
Closed Accounts Fee (401(k) Retirement)                            $5.00

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company ("SSB"), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Custodian and Transfer Agent

The Fund  employs  State  Street Bank and Trust  Company  ("SSB")  225  Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS-SISC serves as transfer agent of the Trust and of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST.

Distributor

DWS-SDI serves as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. DWS-SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP 787 7th Avenue, New York, New York 10019, serves as counsel to the Trust and the Fund. PricewaterhouseCoopers LLP has been selected as the Independent Registered Public Accounting Firm for the Trust and the Fund.

Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees of the Trust.



                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor. The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).

                            ORGANIZATION OF THE TRUST

The Fund is a series of DWS Advisor Funds. The Trust is a Massachusetts business trust organized under the laws of Massachusetts on July 21, 1986, and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). The Trust was organized under the name BT Tax-Free Investment Trust and assumed its former name of BT Investment Funds on May 16, 1988. The Trust's name was changed to Scudder Advisor Funds effective May 16, 2003 and to DWS Advisor Funds as of February 6, 2006. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's Prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

On July 10, 2006, the Lifecycle Predecessor Fund transferred all its assets and liabilities from DWS Advisor Funds III, an open-end, management investment company, into a new series of the Trust, under the same fund name. Effective October 23, 2006, the Fund's Investment Class shares were renamed Class S shares.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or the Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund has elected to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established security market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gains over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its net investment income and net realized capital gain in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed by, nor taxed to, the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for, such foreign taxes.

In addition, Fund investments in certain foreign entities (for example, passive foreign investment companies) will subject the Fund to special federal tax rules that may, among other things, cause the Fund to recognize income prior to the corresponding receipt of cash. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and fund level.

In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) a passive foreign investment company in the year the dividend is paid or the preceding taxable year. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. "Net capital gains" for this purpose are the Fund's (x) net long-term capital gains for the taxable year less (y) the sum of the

Fund's (i) net short-term capital losses for the taxable year and (ii) available capital loss carryforwards. Distributions of net short-term capital gains, which are gains attributable to the sales of investments that the Fund owned for one year or less, will be taxable as ordinary income. If the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to tax at regular corporate rates on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Long-term capital gain rates applicable to individuals have been reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% ordinary income rate brackets -- for taxable years beginning on or before December 31, 2010.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. In addition, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder trust to lose its tax-exempt status; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other investments will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effects of an investment on their particular tax situation.

All distributions by the Fund result in a reduction in the net asset value of Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Taxation of Non-US Shareholders.

Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Foreign shareholders of the Fund must treat a distribution attributable to the Fund's sale of a real estate investment trust or other U.S. real property holding company as real property gain subject to 35% withholding tax if 50% or more of the value of the Fund's assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. After December 31, 2007, a distribution from the Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by the Fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements for the Lifecycle Predecessor Fund for the fiscal year ended March 31, 2006, and the Report of the Independent Registered Public Accounting Firm are incorporated herein by reference to the Annual Report to shareholders of the Lifecycle Predecessor Fund dated March 31, 2006. Copies of the Annual Report may be obtained without charge by contacting the Service Center at 1-800-728-3337.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the DWS Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

DWS Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current DWS Fund shareholders who have set up a Personal Page on DWS's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between DWS Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new DWS Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

Other Information

The CUSIP number of DWS Lifecycle Long Range Fund - Class S is 23339E517.

The Fund has a fiscal year end of March 31.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 100 F Street, N.E., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1. Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2.       Notes allowing for negative coupons, or negative principal.

Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Rating Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Such obligations generally have an original maturity not exceeding one year.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Standard & Poor's  ("S&P") Corporate Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: Debt rated CC has a currently identifiable vulnerability to default.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt rated C has a currently highly identifiable vulnerability to default. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

r: This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal expected returns which are not addressed in the credit rating.

S&P's Commercial Paper Ratings

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

County risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligation may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch Inc. ("Fitch")  Bond Ratings

Investment Grade

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Fitch Short-Term Ratings

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments; plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default.  Denotes actual or imminent payment default.

Notes to Long-Term and Short-Term Ratings

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term rating category, to categories below "CCC," or to Short-Term ratings other than "F1."

NR:  "NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade. "Negative," for a potential downgrade or "Evolving," if rating may be raised, lowered, or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                             STATEMENT OF ADDITIONAL INFORMATION
                                      June 30, 2006, as Revised October 23, 2006
Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
345 Park Avenue
New York, NY  10154

Sub-Advisors

ABERDEEN ASSET MANAGEMENT INC.
1735 Market Street, 37th Floor
Philadelphia, PA  19103

NORTHERN TRUST INVESTMENTS, N.A.
50 South LaSalle Street
Chicago, IL 60603

Administrator
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
345 Park Avenue
New York, NY  10154

Transfer Agent
DWS SCUDDER INVESTMENTS SERVICE COMPANY
c/o DWS Scudder
210 W. 10th Street
Kansas City, MO 64105

Distributor
DWS SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808

Custodian
STATE STREET BANK and TRUST COMPANY
One Heritage Drive
North Quincy, MA 02171

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA  02110

Counsel
WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in a Trust's Prospectus, its Statement of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.